UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Consolidated Graphics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ConsolidatedGraphics

July 12, 2012

Dear Shareholder:

You are cordially invited to attend the 2012 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Grand Hyatt San Antonio, 600 E. Market Street, San Antonio, Texas 78205, on Thursday, August 16, 2012, at 5:00 p.m., Central Daylight Time.  For those who cannot be present at this Annual Meeting, we urge that you participate by providing your voting instructions by internet or telephone or by indicating your choices on the enclosed proxy card and completing and returning it at your earliest convenience.  If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the Board of Directors’ recommendations.

This booklet includes the Notice of Annual Meeting of Shareholders and the Proxy Statement, which contains details of the business to be conducted at the Annual Meeting.  The Company’s Annual Report to Shareholders, which is not part of the Proxy Statement, is also enclosed and provides additional information regarding the financial results of the Company for the fiscal year ended March 31, 2012.

It is important that your shares are represented at the meeting, whether or not you are able to attend personally.  Accordingly, please vote promptly by telephone or internet, or sign, date and mail promptly the enclosed proxy card in the envelope provided.

On behalf of the Board of Directors, thank you for your cooperation and continued support.

/s/ Joe R. Davis

Joe R. Davis
Chairman of the Board and
Chief Executive Officer

Consolidated Graphics, Inc.
5858 Westheimer, Suite 200
Houston, Texas 77057
(713) 787-0977

VOTING THE PROXY CARD

Please complete, sign, date and return the accompanying proxy card promptly in the enclosed addressed envelope.  Postage need not be affixed to the envelope if mailed in the United States.  The immediate return of your proxy card will be of great assistance in preparing for the Annual Meeting and is therefore urgently requested, even if you plan to attend the Annual Meeting in person.  If you attend the Annual Meeting and make arrangements to vote in person, your proxy card will not be used.  Alternatively, you can vote your shares by telephone or internet as set forth in the proxy card.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON

The Annual Meeting will be held at 5:00 p.m., Central Daylight Time, on Thursday, August 16, 2012, at the Grand Hyatt San Antonio, 600 E. Market Street, San Antonio, Texas 78205.  Signs will direct you to the conference room where the Annual Meeting will be held.

If your shares are not registered in your own name and you plan to attend the Annual Meeting and vote your shares in person, you should contact your broker or agent in whose name your shares are registered to obtain a broker’s proxy and an account statement or a letter from the record holder indicating that you owned the shares on the record date, and bring same to the Annual Meeting in order to vote.  In addition, please bring a valid form of personal picture identification with you.

ConsolidatedGraphics

Consolidated Graphics, Inc.
5858 Westheimer, Suite 200
Houston, Texas 77057

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Thursday, August 16, 2012
5:00 p.m. Central Daylight Time

To the Shareholders:

The 2012 Annual Meeting of Shareholders (the “Annual Meeting”) of Consolidated Graphics, Inc. (the “Company”) will be held at the Grand Hyatt San Antonio, 600 E. Market Street, San Antonio, Texas 78205, on Thursday, August 16, 2012, at 5:00 p.m., Central Daylight Time, for the following purposes:

1.

To elect two Class I directors to serve on the Company’s Board of Directors for terms of three years and until their successors are duly elected and qualified or until the earlier of their resignation or removal (Proposal 1).

2.	To approve, by a shareholder non-binding advisory vote, the compensation paid by the Company to its named executive officers, commonly referred to as a “Say on Pay” proposal (Proposal 2).

3.	To ratify the adoption of the Consolidated Graphics, Inc. 2012 Long Term Incentive Plan (Proposal 3).

4.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013 (Proposal 4).

5.	To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Only shareholders of record as of the close of business on June 29, 2012, the record date, are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment(s) or postponement(s) thereof.  A list of such shareholders shall be open to the examination of any shareholder of record during normal business hours, for a period of ten days prior to the meeting, at the principal executive offices of the Company, located at 5858 Westheimer, Suite 200, Houston, Texas 77057, and shall also be open to examination at the Annual Meeting and any adjournment(s) or postponement(s) thereof.

By Order of the Board of Directors

/s/ Jon C. Biro

Jon C. Biro
Secretary

Houston, Texas
July 12, 2012

IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD.  PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE EVEN IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, OR PROVIDE YOUR VOTING INSTRUCTIONS BY INTERNET OR TELEPHONE AS SET FORTH IN THE PROXY CARD.

Important Notice Regarding Internet Availability of Proxy Materials for
the Shareholders Meeting Dated August 16, 2012

Our proxy materials relating to our 2012 Annual Meeting (notice, proxy statement, proxy and 2012 Annual Report to Shareholders) and our proxy materials relating to all future Annual Meetings of Shareholders will be available on our Web site at www.cgx.com.  For the date, time and location of the 2012 Annual Meeting and an identification of the matters to be voted upon at the 2012 Annual Meeting, please see the “Notice of Annual Meeting of Shareholders”. For the Board’s recommendations regarding those matters, please refer to “Proposal 1 — For the Election of Class I Directors”, “Proposal 2 — Shareholder Advisory Vote to Approve Executive Compensation”, “Proposal 3 — Ratify the Adoption of the Consolidated Graphics, Inc. 2012 Long Term Incentive Plan”, and “Proposal 4 — Ratify the Appointment of KPMG LLP as Company’s Independent Registered Public Accounting Firm”. For information on how to obtain directions to be able to attend the meeting and vote in person, please call the Grand Hyatt San Antonio at 210-224-1234.

ConsolidatedGraphics

Consolidated Graphics, Inc.
5858 Westheimer, Suite 200
Houston, Texas 77057

PROXY STATEMENT

INTRODUCTION

The accompanying proxy is solicited by and on behalf of the Board of Directors (the “Board”) of Consolidated Graphics, Inc., a Texas corporation (the “Company”), for use only at the 2012 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Grand Hyatt San Antonio, 600 E. Market Street, San Antonio, Texas 78205, on Thursday, August 16, 2012, at 5:00 p.m., Central Daylight Time, and at any adjournment(s) or postponement(s) thereof.  The approximate date on which this Proxy Statement and accompanying proxy will first be made available or sent to shareholders is July 12, 2012.

Each proxy executed and returned by a shareholder may be revoked at any time before it is voted at the Annual Meeting by filing a written instrument revoking it with the Secretary at the Company’s executive offices, by execution and return of a later-dated proxy, or by appearing at the Annual Meeting and making arrangements to vote in person.  The executive offices of the Company are located at 5858 Westheimer, Suite 200, Houston, Texas 77057.

ACTION TO BE TAKEN UNDER PROXY

Proxies in the accompanying form will be voted in accordance with the specifications made thereon and, where no specifications are given, such proxies will be voted (i) FOR the election of the two nominees named herein to serve as Class I directors and if one or more of such nominees should become unavailable for election for any reason, then FOR the election of any substitute nominee(s) that the Board may propose, (ii) FOR a resolution in which the shareholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers as set forth in this Proxy Statement, (iii) FOR the ratification of the adoption of the Consolidated Graphics, Inc. 2012 Long Term Incentive Plan and (iv) FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013.

Management of the Company did not receive any shareholder proposals for inclusion in this Proxy Statement by the date prescribed therefor and is not aware of any other matters to be presented for action at the Annual Meeting.  If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote at their discretion pursuant to the proxy card in accordance with their best judgment on such matters.

RECORD DATE AND VOTING PROCEDURES

The Board has fixed the close of business on June 29, 2012 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment(s) or postponement(s) thereof.  The issued and outstanding shares of Common Stock, par vote $0.01 per share (the “Common Stock”) of the Company as of the close of business on June 29, 2012, consisted of 9,976,253 shares, each of which is entitled to one vote on each matter to be voted on at the Annual Meeting.  Under the Company’s Third Amended and Restated By-laws, as amended (the “By-laws”) and in accordance with the Texas Business Organizations Code, the holders of a majority of the total issued and outstanding shares of Common Stock on the record date, present in person or represented by proxy and entitled to vote thereat, will constitute a quorum for the transaction of business at the Annual Meeting.  The persons whom we appoint to act as inspectors of election will determine whether a quorum exists.

If a quorum is not present at the Annual Meeting or if there are insufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals, the Annual Meeting may be adjourned or postponed until such time and place as is determined by a vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting to permit further solicitation of proxies by the Company. Proxies given pursuant to this current solicitation and not subsequently revoked will be voted at any later continuance of the Annual Meeting in the manner set forth above.

The Restated Articles of Incorporation of the Company, as amended to date (the “Articles of Incorporation”), do not permit cumulative voting.  The affirmative vote of a majority of the shares of Common Stock, represented in person or by proxy, and entitled to vote at a meeting at which a quorum is present is required for the election of directors, the approval of “Say on Pay”, ratification of the adoption of the Company’s 2012 Long Term Incentive Plan and the ratification of appointment of the Company’s independent registered public accounting firm. Although the advisory votes on Proposal 2 is non-binding, as provided by law, our Board will review the results of the vote and will take it into account in making a determination concerning executive compensation.  If the appointment of the Company’s independent registered public accounting firm is not ratified by the shareholders, the Audit Committee and the Board may reconsider its appointment and endorsement, respectively. Even if the selection is ratified, the Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Shares that are entitled to be voted by a shareholder who is present, in person or by proxy, at the Annual Meeting but who abstains from voting or withholds a vote (collectively, “abstentions”), will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.  “Broker nonvotes” are also treated as shares that are present for purposes of determining the presence of a quorum.  A broker nonvote occurs when a broker is present at the meeting or returns a proxy but does not have discretionary voting power to vote on a specific matter (such as non-routine matters) and has not received timely voting instructions from the beneficial owner with respect to such matter.  A broker has discretionary voting power (including the power to abstain) under the current rules of the exchange on which the Company’s shares are traded, The New York Stock Exchange, Inc. (“NYSE”), on the ratification of appointment of independent registered public accounting firm, which is considered a routine matter, but does not have discretionary voting power on non-routine matters such as the election of directors, “Say on Pay” and the ratification of the adoption of the Company’s 2012 Long Term Incentive Plan.

In determining the results of voting at the Annual Meeting, an abstention will have the same effect as a vote against the nominated directors, against “Say on Pay”, against the Company’s 2012 Long Term Incentive Plan and against the ratification of appointment of Company’s independent registered public accounting firm.  With respect to the election of directors, the approval of “Say on Pay” and the Company’s 2012 Long Term Incentive Plan, broker non-votes are not treated as entitled to vote and therefore will have no impact on such proposals.

PROPOSAL 1 - FOR THE ELECTION OF CLASS I DIRECTORS

Pursuant to the Company’s By-laws, the Board is currently comprised of six directors and is divided into three classes, with each class serving a three-year term.  At each annual meeting of shareholders, one class of directors is elected for a full term of three years to succeed that class of directors whose terms are expiring.  The Board currently consists of Larry J. Alexander, Brady F. Carruth, Gary L. Forbes, James H. Limmer, Todd A. Reppert and Joe R. Davis, with Messrs. Alexander and Carruth constituting the Class I directors, Messrs. Forbes and Limmer constituting the Class II directors and Messrs. Davis and Reppert constituting the Class III directors.  The term of the Class I directors expires at the Annual Meeting.  The terms of the other two classes of directors expire at the 2013 (Class II directors) and 2014 (Class III directors) annual meetings of shareholders.

Unless contrary voting instructions are set forth in the proxy card, it is intended that the individual named in the proxy will vote all shares of Common Stock represented by the proxy for the election of the nominees listed below as the Class I directors. The two Class I directors elected at the Annual Meeting will each serve for a term expiring on the date of the annual meeting of shareholders in 2015 and until his successor has been elected and qualified or until his earlier resignation or removal.  The affirmative vote of a majority of the shares of Common Stock, represented in person or by proxy, and entitled to vote at a meeting at which a quorum is present is required to elect directors.

The Board has appointed a Nominating and Governance Committee and delegated to it the responsibility for evaluating candidates and recommending nominees for election to the Company’s Board of Directors.  The Nominating and Governance Committee determined in its business judgment that the election of I.T.  Corley and Brady F. Carruth as the Class I directors of the Company is in the best interest of the Company and its shareholders. Mr. Corley was recommended to the Nominating and Governance Committee by Mr. Davis.  The Board subsequently affirmed the recommendation of the Nominating and Governance Committee.

A shareholder may, in the manner set forth in the enclosed proxy card, instruct the proxy holder not to vote that shareholder’s shares for one or more of the named nominees.  Of the Class I director nominees, Mr. Carruth is currently serving as a director on the Board, and Mr. Corley will replace Mr. Alexander, who will not stand for re-election to the Board. Mr. Alexander’s decision was not based on any disagreement with the Company.  Each of the nominees has indicated his willingness to serve in such capacity, if elected, but should the candidacy of Mr. Carruth and/or Mr. Corley for any reason be withdrawn or either nominee becomes unavailable for election, the Nominating and Governance Committee may recommend a replacement nominee and, if such nominee is affirmed by the Board, the individual acting under the duly executed proxies will vote for the election of the replacement nominee.  Management is currently unaware of any circumstances likely to render either nominee unavailable for election.

The following sets forth information concerning each of the nominees for election to the Board and each continuing member of the Board, including their name, age, principal occupation or employment for at least the past five years and the period for which such person has served as a director of the Company.

Nominees for Election as Class I Directors

The following information is furnished with respect to the Class I nominees, who, if elected, will serve on the Board until the 2015 annual meeting of shareholders and until their respective successors are elected and qualified or until the earlier of their resignation or removal.

Brady F. Carruth has been President of Gulf Coast Capital Corporation, a commercial landscaping business, since 1987 and President and Chief Executive Officer of Saratoga Financial Group, an insurance holding company, since 2001.  Mr. Carruth has been a director of the Company since 1985 and serves on the Compensation Committee and the Nominating and Governance Committee.  Mr. Carruth is 54 years of age.

Mr. Carruth has decades of public company experience as a director.  In addition, he has extensive experience in operational, strategic and leadership matters, derived from his decades of experience in senior management positions for privately held companies.  Through his many years of service on the Company’s Board, Mr. Carruth has also acquired significant knowledge of the commercial printing industry.

I.T. Corley was President and Chief Executive Officer of Strategic Materials, Inc., a privately-held recycling company, from its inception in 1995 until his retirement in 2009.  From 1990 through 1995, Mr. Corley served as the Chief Financial Officer and Chief Operating Officer, and board member of an NYSE-listed public company and the predecessor entity to Strategic Materials, Inc.  Mr. Corley served as a director of Apria Healthcare Group, Inc., an NYSE-listed public company, from 2003 through 2008, and he was the Chairman of the Audit Committee from 2006 until 2008.  Mr. Corley also serves on the board of the Container Recycling Institute,  is a certified public accountant and is 67 years of age.

Mr. Corley has extensive financial and accounting experience, managerial and operational experience as the former Chief Financial Officer and Chief Operating Officer of a public company and as the former Chief Executive Officer of a privately-held company, experience as a director of various public companies, and considerable experience in corporate finance and mergers and acquisition transactions.  If elected, the Board will determine, with the assistance of the Nominating and Governance Committee, Mr. Corley’s committee participation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RE-ELECTION OF MR. CARRUTH AND THE ELECTION OF MR. CORLEY AS CLASS I DIRECTORS OF THE COMPANY.  PROXIES THAT ARE RETURNED BUT NOT MARKED TO THE CONTRARY WILL BE SO VOTED.

Continuing Class II Directors

The following information is furnished regarding the Class II directors who will continue to serve on the Board until the 2013 annual meeting of shareholders and until their respective successors are elected and qualified or until the earlier of their resignation or removal.

Gary L. Forbes was Senior Vice President of Equus Total Return, Inc., a publicly traded investment company, from 1991 to March 2010.  Mr. Forbes serves on the board of directors of NCI Building Systems, Inc., a publicly traded manufacturer of prefabricated metal buildings, and serves on its audit committee.  Mr. Forbes previously served on the board of directors of Carriage Services, Inc., a publicly traded death care company, from 2007 to 2009.  Mr. Forbes is a certified public accountant and has been a director of the Company since 1993.  He serves on the Audit Committee and the Executive Committee and is 68 years of age.

Mr. Forbes has decades of public company experience as a director, as well as experience in public and private equity investment management.  Mr. Forbes also has significant experience serving on other public company boards and committees.  Through his many years of service on the Company’s Board, he has also acquired significant knowledge of the commercial printing industry.

James H. Limmer retired from the law firm of Tekell, Book, Matthews & Limmer, L.L.P., in Houston, Texas, in July 2007, where he practiced for 34 years.  Tekell, Book, Matthews & Limmer, L.L.P. specializes in all phases of personal injury and property damage defense.  Mr. Limmer has been a director of the Company since 1985 and serves on the Compensation Committee and the Nominating and Governance Committee.  Mr. Limmer is 70 years of age.

Mr. Limmer has decades of public company experience as a director.  In addition, Mr. Limmer has particular knowledge of operations, risk assessment and legal matters due to his decades of experience as a professional litigation attorney.  Through his many years of service on the Company’s Board, he has also acquired significant knowledge of the commercial printing industry.

Continuing as Class III Directors

The following information is furnished with respect to the Class III directors, who will continue to serve on the Board until the 2014 annual meeting of shareholders and until their respective successors are elected and qualified or until the earlier of their resignation or removal.

Joe R. Davis has been the Chief Executive Officer and Chairman of the Board of Directors of the Company since it was founded in 1985.  Mr. Davis serves on the Executive Committee. Mr. Davis previously served on the board of directors of Carriage Services, Inc., a publicly traded death care company, from 2003 to 2009.  Mr. Davis is 69 years of age.

Mr. Davis has more than 27 years of experience in the commercial print industry, and as the Company’s founder, has been intimately involved in the formation, growth and leadership of the Company since its inception.  Mr. Davis also has decades of public company experience, including experience serving on another public company board and its committees.

Todd A. Reppert has served as the President and as a member of the investment committee of Main Street Capital Corporation since 2007. Since 2002, Mr. Reppert has been a senior managing director of Main Street Mezzanine Management, LLC and Main Street Capital Partners, LLC, both of which are now subsidiaries of Main Street Capital Corporation. Mr. Reppert has also been a senior managing director of the general partner for Main Street Capital II, LP, a small business investment company he co-founded, since January 2006.  From 2000 to 2002, Mr. Reppert was a senior managing director of the predecessor entity of Main Street Mezzanine Fund.  Prior to that, Mr. Reppert was with a national accounting firm where he assisted in several industry consolidation initiatives, as well as numerous corporate finance and merger/acquisition initiatives. Mr. Reppert has been a director of the Company since 2011 and serves on the Audit Committee and the Nominating and Governance Committee. Mr. Reppert is 43 years of age.

Mr. Reppert has extensive finance and accounting experience, managerial and operational experience as the President and Chief Financial Officer of a public company, experience as a director of a public company, and considerable experience in corporate finance, mergers and acquisitions and investments.

PROPOSAL 2 — ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are providing shareholders with a vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement.  The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as disclosed below under “Executive Compensation.”  As disclosed in the Compensation Discussion and Analysis below, the Company believes that its executive compensation program is reasonable, competitive, focused on pay-for-performance principles and aligns compensation with the Company’s overall business strategy, values and management initiatives.  The goals of the Company’s executive compensation program are designed to:

•                  reward individuals for long-term strategic management and enhancement of shareholder value;

•                  support a performance-oriented environment that rewards achievement of internal Company goals and generally recognizes the Company’s overall performance;

•                  attract and retain individuals whose abilities are considered essential to the long-term future and competitiveness of the Company; and

•                  align the financial interests of the Company’s executive officers with those of the shareholders.

Accordingly, we are asking our shareholders to indicate their support for our named executive officers’ compensation by voting FOR the following resolution:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2012 Summary Compensation Table and the other related tables and disclosures in this Proxy Statement.”

The “Say on Pay” vote is an advisory vote only, and therefore it will not bind the Company, the Compensation Committee or our Board, nor will it overrule any decisions made by the Board or the Compensation Committee, and will not require the Board or the Compensation Committee to take any action.  Although the vote is non-binding, the Board and the Compensation Committee value the opinions of our shareholders, and will carefully consider the outcome of the vote when making future compensation decisions for the executive officers.  In particular, to the extent there is any significant vote against the executive compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADVISORY RESOLUTION RELATING TO THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 3 — RATIFY THE ADOPTION OF THE COMPANY’S 2012 LONG TERM INCENTIVE PLAN

General

Our management recommended to the Compensation Committee and the Board of Directors that it consider the adoption of the Consolidated Graphics, Inc. 2012 Long Term Incentive Plan (the “2012 Plan”) for several reasons, including supporting the Company’s ability to incentivize key employees through the continued issuance of incentive stock awards.  The Company’s existing equity based compensation plan, the 1994 Plan, only has 235,104 shares available for issuance as of June 29, 2012.  Moreover, as of that date, 1,079,397 of the 1,305,397 outstanding stock options are “underwater” (i.e., the exercise price of such stock options exceed the current stock price), and the outstanding stock options had a weighted average exercise price of $46.77.  Management is concerned that the Company’s employees may discount the value of their outstanding option grants because of the increased likelihood that they will expire before being “in the money” given the current price per share of the Company’s Common Stock, the volatility in the global equity markets and the current economic outlook.  This perception by the Company’s employees defeats the primary goal of such awards, which is to incentivize employees and align their interests with the long-term growth and performance of the Company, which is in the best interests of our shareholders.  In addition, management believes that the 2012 Plan contains terms and conditions that are customary and more closely follow the current best practices for long-term equity incentive plans, as compared to the 1994 Plan, which has been amended multiple times since its original adoption.  For these reasons, management and the Board of Directors believes that adopting the 2012 Plan is in the best interests of the Company’s employees and shareholders alike.

At a meeting held on July 11, 2012, upon the recommendation of the Compensation Committee, the Board of Directors adopted the 2012 Plan, subject to the approval of the shareholders of the Company.  At the Annual Meeting, shareholders will be asked to approve and ratify the adoption of the 2012 Plan.  The Board of Directors believes that the approval of the 2012 Plan is in the best interests of the Company and its shareholders.  The 2012 Plan will authorize the Compensation Committee of the Board of Directors to grant incentive awards at any time following the effective date of the 2012 Plan.  Accordingly, shareholder approval of the 2012 Plan will constitute approval of all awards made under the 2012 Plan without further approval from the shareholders, except as may be required by the 2012 Plan.

Any person who is an employee or a non-employee director of the Company and its subsidiaries is eligible to be considered for awards (including stock awards, such as restricted stock units) under the 2012 Incentive Plan, except that non-employee directors are not eligible to receive incentive stock options. Therefore the executive officers and directors have a direct interest in the ratification of the 2012 Incentive Plan because they are participants in such Plan. The amount of future awards (including stock awards, such as restricted stock units) to be granted under the 2012 Incentive Plan to current or future directors, officers or employees has not yet been decided and cannot be determined at this time.  As of June 29, 2012, there are approximately 5,480 employees (including executive officers) who would be eligible to participate in the 2012 Incentive Plan, in addition to our non-employee directors.

The following is a summary of the principal features of the 2012 Plan and its operation.  For additional details regarding the 2012 Plan, you should refer to the full text of the 2012 Plan, a copy of which is attached to this Proxy Statement as Exhibit A.

Number of Shares.  The 2012 Plan provides for a total of 350,000 shares.  Shares that are forfeited or terminated, expire unexercised, are settled in cash or in a manner that all or some shares covered by an award are not issued, will again be available for incentive awards under the 2012 Plan.  The number of shares that may be issued upon exercise of incentive stock options is 150,000. No shares may be granted as SARs, restricted stock awards, restricted stock units or other stock based awards.  Unless the 2012 Plan is amended with shareholder approval, all the shares reserved for issuance under the 2012 Plan can only be used for grants of stock options.  The maximum amount of shares that may be granted (in the case of stock options and stock appreciation rights (“SARs”) or that may vest (in the case of restricted stock, restricted stock units or other stock-based awards) in any calendar year pursuant to any incentive award for any individual grantee shall be 200,000 shares.

Types of Awards.  Stock options, SARs, restricted stock awards, restricted stock units, other stock based awards, and related supplemental payments.

Administration.  The 2012 Plan is administered by the Compensation Committee which has the power to select the persons eligible to receive awards, the type and amount of incentive awards to be awarded, and the terms and conditions of such awards.  To the extent permitted by the 2012 Plan and applicable law, the Committee may delegate its authority to officers or other employees of the Company.

Eligibility.  Any employee, consultant or third-party service provider of the Company is eligible to participate in the 2012 Plan.  Non-employee directors are also eligible to participate.  Incentive stock options may be granted only to employees.  No employee who holds more than 10% of the voting power of the Company shall be eligible for the grant of an incentive stock option unless the exercise price is at least 110% the fair market value on the date of grant and the option is not exercisable after ten years from the date of grant.

Award Agreements and Term.  Awards under the 2012 Plan will be authorized by the Committee and evidenced by an award agreement.  No stock options may be exercisable for more than ten years from the date of grant.  In no event may an incentive stock option be granted after the expiration of ten years from the effective date of the 2012 Plan.

Stock Options.  The Committee is authorized to grant nonstatutory stock options to employees, consultants and outside directors and incentive stock options to employees.  The aggregate fair market value of the common shares with respect to which incentive stock options become first exercisable by any participant during any calendar year cannot exceed $100,000.  The exercise price must be at least equal to the fair market value of the Company’s common shares on the date of grant, or, in the case of incentive stock options granted to an employee who owns or is deemed to own more than 10% of the Company’s common shares, 110% of the fair market value of the Company’s common shares on the grant date.  The total exercise price for common shares acquired on exercise of a stock option may be paid in cash, or, if approved by the Committee, the withholding of shares that would otherwise be issuable upon exercise or by tender of previously acquired shares which are equal in value to the exercise price of the stock option, or by a combination of the three methods.  Cashless exercise is permitted.  Each stock option shall have a term of not more than ten years from the date of grant.  Vesting may be subject to performance criteria as specified in the agreement (see below for a description of applicable performance criteria)

Stock Appreciation Rights (SARs).  The grant of a SAR provides the holder with the right to receive a “spread” equal to the excess of the fair market value of a specified number of common shares on the date the SAR is exercised over a SAR price specified in the applicable award agreement.  The spread is paid in cash or shares or a combination as provided in the award agreement.  The SAR price specified in an award agreement must be equal to the fair market value of the Company’s common shares on the date of grant of the SAR.  The term of each SAR is determined by the Committee subject to a limit of ten years from the date of grant, as set forth in the applicable award agreement.  As adopted by the Board, no SARs are presently allowed to be granted under the 2012 Plan.

Restricted Stock.  The award agreement for restricted stock will specify the time or times within which such award may be subject to forfeiture and any performance goals which must be met in order to remove any restrictions on such award.  Except for the right to vote the shares (unless otherwise provided in the applicable award agreement) and limitations on transfer or limitation set forth in the applicable award agreement, holders of restricted stock have all of the rights of a shareholder of the Company, including, if provided in the applicable award agreement, the right to receive any dividends thereon.  As adopted by the Board, no restricted stock awards are presently allowed to be granted under the 2012 Plan.

Restricted Stock Units.  Restricted stock units may be granted to participants in such number, and upon such terms as determined by the Committee.  A grant of restricted stock units will not represent the grant of common shares but will represent a promise to deliver a corresponding number of shares based upon the completion of service, performance conditions, or such other terms and conditions as specified in the applicable award agreement.  A participant will have no voting rights with respect to any restricted stock units or to the shares corresponding to any such restricted stock units. As presently adopted by the Board, no restricted stock units may be granted under the 2012 Plan.

Other Stock-Based Awards.  The Committee may grant other stock-based awards in amounts and subject to such terms and conditions as the Committee determines.  Such awards may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares.  Payment, if any, with respect to cash-based awards and other stock-based award will be made in accordance with the terms of the applicable award agreement, in cash, shares or a combination of both, as determined by the Committee and set out in the award agreement.  The Committee may also specify performance criteria for vesting and payment. As presently adopted by the Board, no other stock-based awards may be granted under the 2012 Plan.

Supplemental Payment.  The Committee at the time of grant or vesting of an incentive award under the 2012 Plan may provide for a supplemental payment by the Company to the holder to pay federal and state tax payable upon vesting.

Performance Criteria.  As determined by the Committee at the time of grant, a performance-based award may be subject to performance objectives within the meaning of Section 162(m) of the Internal Revenue Code.  These criteria are:

•                  profits (including, but not limited to, profit growth, net operating profit or economic profit);

•                  profit-related return ratios;

•                  return measures (including, but not limited to, return on assets, capital, equity, investment or sales);

•                  cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital or investments);

•                  net sales growth (measured either in dollars or in same-store sales growth);

•                  gross, operating or net profit margins;

•                  productivity ratios;

•                  share price (including, but not limited to, growth measures and total shareholder return);

•                  turnover of assets, capital, or inventory;

•                  expense targets;

•                  margins;

•                  measures of health, safety or environment;

•                  operating efficiency;

•                  market share;

•                  credit quality;

•                  working capital targets;

•                  earnings, either in the aggregate or on a per-share basis, reflecting such dilution of shares as the Committee deems appropriate, including operating earnings, pre-tax earnings, earnings before interest and taxes, and earnings before interest, taxes, depreciation and amortization;

•                  gross or net revenue;

•                  financial return ratios (e.g., return or net return on one or more of the following: assets, net assets, equity, invested capital, revenue);

•                  margins, including net, operating or pre-tax margins;

•                  financial ratios (e.g., debt to capitalization or debt to equity);

•                  growth in financial measures or ratios (e.g., revenue, earnings, cash flow, stockholders’ equity, margins); or

•                  customer service or satisfaction, based on specified objective goals, or a customer survey sponsored by the Company, an affiliate, or one or more business units of the Company or an affiliate, as applicable.

Under the Internal Revenue Code, the general performance criteria must be approved in advance by shareholders every five years.  A performance-based award may provide for adjustment for any specified event or charge such as write-downs or impairment charges, litigation, changes in tax laws or accounting principles, accruals and charges for reorganization and restructuring programs, acquisition or divestitures, foreign exchange gains and losses and extraordinary nonrecurring items.  The Committee otherwise has no discretion to increase a performance-based award, but does retain negative discretion to reduce an award.

Termination of Employment, Death, Disability and Retirement.  Unless otherwise provided in an award agreement, upon the termination of a participant’s employment, the non-vested portions of all outstanding awards will terminate immediately.  Subject to different provisions in an award agreement, the period during which vested awards may be exercised following a termination of employment are:

•                  If a participant’s employment is terminated for any reason other than as a result of death, disability, retirement or for cause, the vested portion of such award is exercisable until the earlier of (1) the expiration date set forth in the applicable award agreement or (2) ninety (90) days after the date of termination.

•                  In the event of the termination of participant’s employment for cause, all vested awards immediately expire.

•                  Upon a participant’s retirement, any vested award will expire on the earlier of (1) the expiration date set forth in the award agreement for such award or (2) six (6) months after the date of retirement (three (3) months in the case of incentive stock options).

•                  Upon the death or disability of a participant, any vested award will expire on the earlier of (1) the expiration date set forth in the award agreement or (2) the one (1) year anniversary date of the participant’s termination of employment due to death or disability.

Change in Control.  Unless provided otherwise in the applicable award agreement, in the event of a change in control of the Company, all stock options and SARs will become 100% vested and all restrictions and conditions of any restricted stock awards, restricted stock units and any other stock-based awards shall be deemed satisfied and the restricted period shall be deemed to have expired.  All performance-based awards shall become fully vested.  Awards shall be payable as of the day immediately preceding the change in control.

A “change in control” generally means the occurrence of any one or more of the following events:

•                  The acquisition by any individual, entity or group of beneficial ownership of 50% or more of the Company’s common shares or combined voting power; or

•                  Individuals who constitute the Board of Directors of the Company as of the effective date of the 2012 Plan, or successors to such members approved by the Board of Directors, cease for any reason to constitute at least a majority of the Board of Directors; or

•                  the Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, disclosing in response to Form 8-K, Schedule 14A or Schedule 14C (or any successor schedule, form or report or item therein) that a change in control of the Company has occurred; or

•                  the consolidation, merger or the sale or other disposition of at least 50% of the assets of the Company or the adoption of any plan or proposal for the liquidation of the Company.

Federal Income Tax Consequences

The following is a general summary as of the date of this proxy statement of the United States federal income tax consequences associated with the grant of incentive awards under the 2012 Plan.  This summary does not purport to address all aspects of federal income taxation and does not describe state, local, or foreign tax consequences.  This summary is based upon provisions of the Internal Revenue Code and the treasury regulations issued thereunder (the “Treasury Regulations”), and judicial and administrative interpretations under the Internal Revenue Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis).  The federal, state and local tax consequences for any participant will depend upon his or her individual circumstances.  Also, this information may not be applicable to employees of foreign subsidiaries or to participants who are not residents of the United States.  Participants have been and are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2012 Plan.

Stock Options, SARs, Restricted Stock Unit Awards, and Other Stock-Based Awards.  A participant generally is not required to recognize income on the grant of a stock option, SAR, restricted stock unit award, or other stock-based award. Instead, ordinary income generally is required to be recognized on the date the option or SAR is exercised (but see ISO discussion below), or in the case of restricted stock unit awards or other stock-based awards, upon the issuance of shares and/or the payment of cash pursuant to the terms of the award when the award vests. In general, the amount of ordinary income required to be recognized is:  (a) in the case of an option, an amount equal to the excess, if any, of the fair market value of the shares on the exercise date over the exercise price; (b) in the case of a SAR, the fair market value of any shares or cash received upon exercise; and (c) in the case of restricted stock unit awards or other stock-based awards, the amount of cash and/or the fair market value of any shares received in respect thereof.

Incentive Stock Options (ISOs).  ISOs granted under the 2012 Plan are intended to meet the definitional requirements of Section 422 of the Internal Revenue Code for “incentive stock options.”  An employee receiving a grant of ISOs will not recognize income and the Company will not be allowed a deduction at the time such an option is granted.  When a participant exercises an ISO while employed by the Company or its subsidiary, or within the three-month (one year for disability) period after termination of employment, no ordinary income will be recognized by the participant at that time (and no deduction will be allowed to the Company) but the excess of the fair market value of the shares acquired by such exercise over the option price will be taken into account in determining the participant’s alternative minimum taxable income for purposes of the federal alternative minimum tax applicable to individuals.  If the shares acquired upon exercise are not disposed of before (i) two years after the date of grant and (ii) one year after the date of transfer of the shares to the participant (statutory holding periods), the excess of the sale proceeds over the aggregate option price of such shares will be long-term capital gain, and the Company will not be entitled to any federal income tax deduction.  Except in the event of death, if the shares are disposed of prior to the expiration of the statutory holding periods (a “Disqualifying Disposition”), the excess of the fair market value of such shares at the time of exercise over the aggregate option price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if sustained, would be recognized) will be ordinary income at the time of such Disqualifying Disposition (and the Company or its subsidiary will be entitled to a federal tax deduction in a like amount), and the balance of the gain, if any, will be capital gain (short-term or long-term depending upon whether the participant held the shares for more than one (1) year following the exercise of the option).  To the extent that the aggregate fair market value of stock (determined on the date of grant) with respect to which ISOs become exercisable for the first time during any calendar year exceeds $100,000, such excess options will be treated as non-statutory options.

Payment Using Shares.  If a participant pays the exercise price of a nonstatutory or incentive stock option with previously-owned common shares of the Company (and the transaction is not a Disqualifying Disposition of an ISO), the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange.  The shares received in excess of the number surrendered will not be taxable if an ISO is being exercised, but will be taxable as ordinary income to the extent of their fair market value if a nonstatutory stock option is being exercised.  The participant does not recognize income and the Company receives no deduction as a result of the tax-free portion of the exchange transaction.  If the use of previously acquired ISO shares to pay the exercise price of another ISO constitutes a Disqualifying Disposition, the tax results described in the ISO discussion (above) will apply.  The income treatment will apply to the shares disposed of, but will not affect the favorable tax treatment of the shares received.

Restricted Stock.  A participant receiving a grant of restricted stock under the 2012 Plan will not recognize income, and the Company will not be allowed a deduction at the time such award is granted, unless the participant makes the election described below with respect to restricted stock.  While a restricted stock award remains unvested or otherwise subject to a “substantial risk of forfeiture,” the participant will recognize compensation income equal to the amount of any dividends received and the Company will be allowed a deduction in a like amount.  When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by the Company.  Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture.  However, by filing a Section 83(b) election with the Internal Revenue Service within thirty (30) days after the date of grant of restricted stock, a participant’s ordinary income and commencement of holding period and the deduction will be determined as of the date of grant.  In such a case, the amount of ordinary income recognized by such a participant and deductible by the Company will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award, and the participant will not be required to recognize additional ordinary income when the shares vest.

ERISA.  The Company believes that the 2012 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).  The 2012 Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

Gain or Loss on Sale or Exchange of Shares.  In general, gain or loss from the sale or exchange of shares granted or awarded under the 2012 Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange.

Performance Based Compensation.  In general, under Section 162(m) of the Internal Revenue Code, remuneration paid by a public corporation to certain “covered employees” is not deductible to the extent it exceeds $1 million per year for the covered employee.  Taxable payments or benefits under the 2012 Plan may be subject to this deduction limit.  However, under Section 162(m), qualifying performance-based compensation, including income from stock options, SARs and other performance-based awards that are made under shareholder-approved plans and meet certain other requirements, are generally exempt from this deduction limitation.  The 2012 Plan has been designed so that the Committee in its discretion may grant qualifying exempt “performance-based” compensation under the 2012 Plan.  We believe that awards intended and structured as such by the Committee will meet the requirements for “performance-based” compensation under Section 162(m), and that the amount of ordinary income to the participant with respect to such awards generally will be allowed as a deduction for federal income tax purposes to the Company.  Other awards that may be subject to the attainment of performance measures but that do not meet the requirements of Section 162(m) will not qualify as “performance-based” compensation and, in such event, would be subject to Section 162(m)’s deduction limit.

Parachute Payments.  Under the so-called “golden parachute” provisions of Section 280G of the Internal Revenue Code, the accelerated vesting of options and benefits paid under other awards in connection with a change of control of a corporation, as described under Section 280G, may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change of control, in excess of certain limits under Section 280G.  If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional 20 percent federal tax and may be nondeductible to the corporation.  If an individual’s rights under the 2012 Plan are accelerated as a result of a change of control and the individual is a “disqualified individual” under Section 280G, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G.

Tax Withholding.  Incentive awards under the 2012 Plan may be subject to tax withholding.  When an award results in income subject to withholding, the Company may require the participant to remit the withholding amount to the Company or cause shares of the Company to be withheld from issuance or sold in order to satisfy the tax withholding obligations.

Section 409A.  Section 409A of the Internal Revenue Code applies to compensation plans providing deferred compensation to employees, directors and consultants, and potentially could apply to the different types of incentive awards available under the 2012 Plan.  Generally, to the extent that deferrals of these awards fail to meet certain requirements under Section 409A, such awards will be subject to immediate taxation and tax penalties in the year they vest unless the requirements of Section 409A are satisfied.  It is the intent of the Company that awards under the 2012 Plan will be structured and administered in a manner that either complies with or is exempt from the requirements of Section 409A.  If any 2012 Plan provision or award under the 2012 Plan would result in the imposition of an applicable tax under Section 409A and related regulations and Treasury pronouncements, that 2012 Plan provision or award may be reformed to the extent permitted under Section 409A to avoid imposition of the applicable tax, and no action taken to comply with Section 409A shall be deemed to adversely affect the Participant’s rights to an award.

Securities Authorized for Issuance under Current Equity Compensation Plans

As of June 29, 2012, the record date, the Company had the following outstanding stock option awards, weighted-average option exercise price, unvested restricted stock unit awards, and remaining shares reserved for future issuance under the Company’s existing 1994 Amended and Restated Long-Term Incentive Plan (as amended, the “1994 Plan”):

Plan(s)	Stock Option Awards Outstanding	Weighted Average Exercise Price	Unvested Restricted Units Awards Outstanding	Remaining Shares Reserved for Future Issuance
1994 Plan	1,305,397	$46.77	4,167	235,104

Repricings Prohibited

The 2012 Plan provides that outstanding stock options and SARs will not be “repriced” for any reason without the prior approval of the Company’s shareholders.  For purposes of the 2012 Plan, a “repricing” means lowering the option price of an outstanding stock option or SAR or any other action that has the same effect or is treated as a repricing under generally accepted accounting principles, and includes a tandem cancellation of a stock option or SAR at a time when its option price exceeds the fair market value of the underlying Common Stock and exchange for another stock option, SAR, other incentive award, other equity security or a cash payment.  This prohibition does not prevent adjustments in the exercise price of options made pursuant to the provisions of the 2012 Plan dealing with recapitalizations of the Company, mergers or similar transactions.

Shareholder Approval

At the Annual Meeting, shareholders will be asked to approve and ratify the adoption of the 2012 Plan.  Such action requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting, excluding broker non-votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE COMPANY’S 2012 LONG TERM INCENTIVE PLAN.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

To the Company’s knowledge, the following table sets forth as of the close of business on June 29, 2012, information with respect to the shares of Common Stock beneficially owned by (i) the named executive officers of the Company, (ii) each of the directors and director nominees of the Company, (iii) all persons known to the Company to be the beneficial owners of 5% or more thereof and (iv) all named executive officers and directors as a group.  To the Company’s knowledge, all persons listed have sole voting and investment power with respect to the shares beneficially owned by them, unless otherwise indicated.

	Amount of Beneficial Ownership (1)
Name of Beneficial Owner	Number of Shares (2)	Percentage of Class (3)

Joe R. Davis (4)	2,370,954	21.8%
BlackRock, Inc. (5)	675,016	6.8%
T. Rowe Price Associates, Inc. (6)	834,970	8.4%
The Vanguard Group, Inc. (7)	627,864	6.3%
Dimensional Fund Advisors LP (8)	629,486	6.3%
Vaughan Nelson Investment Management, L.P. (9)	684,664	6.9%
Gary L. Forbes	35,000	*
James H. Limmer	26,500	*
Brady F. Carruth	13,846	*
Larry J. Alexander	13,589	*
Jon C. Biro	20,000	*
Todd A. Reppert	4,500	*
I.T. Corley(10)	*	*
All directors and named executive officers as a group (7 persons)	2,484,389	22.8%

*	Indicates beneficial ownership of less than 1% of the total outstanding shares of Common Stock.

(1)

In accordance with Securities and Exchange Commission (“SEC”) regulations, shares are deemed to be “beneficially owned” by a person if such person directly or indirectly has or shares the power to vote or dispose of the shares, regardless of whether such person has any economic interest in the shares.  In addition, a person is deemed to own beneficially any shares of which such person has the right to acquire beneficial ownership within 60 days, including upon exercise of a stock option and vesting of restricted stock units.

(2)

The shares beneficially owned include options to purchase shares of Common Stock exercisable within 60 days of June 29, 2012, as follows: Mr. Davis - 881,000 shares, Mr. Forbes - 10,000 shares, Mr. Reppert - 2,500 shares, Mr. Limmer - 10,000 shares, Mr. Carruth - 10,000 shares, Mr. Alexander - 10,000 shares, and Mr. Biro - 20,000 shares. See “2012 Outstanding Equity Awards at Fiscal Year End” in this proxy statement for details of the stock options held by our executive officers.

(3)

The percentage of Common Stock owned by each person has been calculated using the 9,976,253 shares outstanding as of the close of business on June 29, 2012, plus any shares issuable upon the exercise of options or the vesting of restricted stock units owned by such person or group that are exercisable or vest, as the case may be, within 60 days of such date and deemed to be outstanding pursuant to Rule 13d-3(d)(1) of the Exchange Act. All percentages have been rounded up to the nearest tenth of a percent.

(4)	The address of Mr. Davis is 5858 Westheimer, Suite 200, Houston, Texas 77057.

(5)

The Company obtained a copy of a Schedule 13G/A filed with the SEC by BlackRock, Inc. reflecting beneficial ownership of 675,016 shares in the aggregate as of December 31, 2011. The Schedule 13G/A indicates that BlackRock, Inc. directly or through its subsidiaries had sole voting and dispositive power with respect to 675,016 shares. The address of BlackRock, Inc. is 40 East 52nd Street, New York, NY 10022.

(6)

The Company obtained a copy of a Schedule 13G/A filed with the SEC jointly by T. Rowe Price Associates, Inc. and T. Rowe Price Small-Cap Stock Fund, Inc. reflecting beneficial ownership of 834,970 shares in the aggregate as of December 31, 2011. The Schedule 13G/A indicates that T. Rowe Price Associates, Inc. had sole voting power with respect to 78,070 shares and sole dispositive power with respect to 834,970 shares, and that T. Rowe Price Small-Cap Stock Fund, Inc. had sole voting power over 668,000 shares. The aggregate amounts beneficially owned by T. Rowe Price Small-Cap Stock Fund, Inc. are included in the beneficial amounts reported by T. Rowe Price Associates, Inc. T. Rowe Price Associates, Inc. disclaims beneficial ownership of all such shares. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.

(7)

The Company obtained a copy of a Schedule 13G/A filed with the SEC by The Vanguard Group, Inc. reflecting beneficial ownership of 627,864 shares in the aggregate as of December 31, 2011. The Schedule 13G/A indicates that The Vanguard Group, Inc. had sole voting power with respect to 11,826 shares, sole dispositive power with respect to 616,038 shares and shared dispositive power with respect to 11,826 shares. The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(8)

The Company obtained a copy of a Schedule 13G/A filed with the SEC by Dimensional Fund Advisors LP reflecting beneficial ownership of 629,486 shares of Common Stock in the aggregate as of December 31, 2011. The Schedule 13G/A indicates that Dimensional Fund Advisors LP had sole voting power with respect to 604,126 shares and sole dispositive power with respect to 629,486 shares. The Schedule 13G/A also states that Dimensional Fund Advisors LP, is an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, it furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and it serves as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, neither Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) possess voting and/or investment power over the securities of the Company that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Company held by the Funds. However, all securities reported in the Schedule 13G/A are owned by the Funds, and Dimensional disclaims beneficial ownership of such securities. The Address of Dimensional Fund Advisors LP is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(9)

The Company obtained a copy of a Schedule 13G/A filed with the SEC jointly by Vaughan Nelson Investment Management, L.P. and Vaughan Nelson Investment Management, Inc. reflecting beneficial ownership of 684,664 shares in the aggregate as of December 31, 2011. The Schedule 13G/A indicates that Vaughan Nelson Investment Management, L.P. had sole voting power with respect to 498,794 shares, sole dispositive power with respect to 617,000 shares and shared dispositive power with respect to 67,664 shares, and that Vaughan Nelson Investment Management, Inc. had sole voting power with respect to 498,794 shares, sole dispositive power with respect to 617,000 shares and shared dispositive power with respect to 67,664 shares. The aggregate amounts beneficially owned by Vaughan Nelson Investment Management, L.P. are included in the beneficial amounts reported by Vaughan Nelson Investment Management, Inc. Both Vaughan Nelson Investment Management, Inc. and Vaughan Nelson Investment Management, L.P. disclaim beneficial ownership of all such shares. The address of Vaughan Nelson Investment Management, L.P. is 600 Travis Street, Suite 6300, Houston, Texas 77002.

(10)	As of the record date, Mr. Corley is not required to report his beneficial ownership in the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than 10% of a registered class of the Company’s equity securities to file with the SEC and the NYSE certain reports of ownership, changes in ownership and annual statements of beneficial ownership of the Company’s Common Stock.  Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all such forms they file.  Based solely on a review of the copies of such reports furnished to the Company and/or written representations from certain reporting persons that no other reports were required to be filed with the SEC by such persons, the Company believes that during the 2012 fiscal year all of the Company’s executive officers, directors and greater than 10% shareholders complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act, except that (i) the delivery of certain vested shares (in connection with previously reported restricted stock awards) on April 1, 2011 was not reported on a timely filed Form 4 by Joe R. Davis, Chief Executive Officer, and (ii) the sale of shares of the Company’s Common Stock on April 1, 2011 was not reported on a timely filed Form 4 by James H. Limmer, a director.

CORPORATE GOVERNANCE INFORMATION

Board of Directors and Committees

As of the date of this Proxy Statement, the size of the Board of Directors was fixed at six members, divided into three classes as described under the caption “Election of Class I Directors” above.  Our Board has a standing Executive Committee, Audit Committee, Compensation Committee and Nominating and Governance Committee. The Board may also establish other committees from time to time as necessary to facilitate the management of the business and affairs of the Company and to comply with the NYSE corporate governance rules.

The Company’s Corporate Governance Guidelines (the “Governance Guidelines”), in compliance with the NYSE corporate governance rules, provide that the Board shall be comprised of a majority of non-management directors that meet the independence requirements of the NYSE. The Company’s non-management directors (Messrs. Alexander, Carruth, Forbes, Limmer and Reppert) comprise a majority of the Board and each is “independent” for purposes of Section 303A of the NYSE corporate governance rules. The Board has affirmatively determined that the non-management directors had no material business relationships with the Company and otherwise satisfied the criteria for independence set forth in the NYSE corporate governance rules.  The Board’s determination was based primarily on the directors’ general familiarity with each other and their backgrounds, the fact that no director previously reported a change in circumstances that could affect his independence and a review and discussion of the representations made by the directors in response to various questions regarding each of their (and their family’s) employment and compensation history, affiliations and business and other relationships.  The Board has also determined that Mr. Corley has no material business relationships with the Company and otherwise satisfies the criteria for independence set forth in the NYSE corporate governance rules based primarily on the Board’s discussions with Mr. Corley and the representations made by him in response to various questions regarding his (and his family’s) employment and compensation history, affiliations and business and other relationships.

During the fiscal year ended March 31, 2012, the Board met six times.  Each of the directors attended all of the meetings of the Board and of each committee on which he served.  In addition, pursuant to the Governance Guidelines, directors are expected to attend each annual meeting of shareholders.  All of the directors attended the 2011 annual meeting of shareholders.

Pursuant to the Governance Guidelines and the NYSE corporate governance rules, our independent directors are required to meet in executive sessions held at least quarterly.  The lead independent director (the “Lead Director”) who presides over those sessions is elected by the independent directors.  The Lead Director is also the independent Board member appointed to receive communications from interested parties, including shareholders, as set forth in “Communications with Directors” below.

Risk Management

The Audit Committee is responsible for overseeing the Company’s risk assessment and risk management policies.  Pursuant to its written Charter, the Audit Committee is responsible for (i) approving management’s overall risk management strategy for the Company; (ii) overseeing the establishment and implementation of the Company’s risk management system, which includes oversight of insurance programs to address risk, and other programs and policies as may be established from time to time to address risk or risk avoidance; (iii) ensuring that the Company identifies, reviews, and regularly updates the profile of the principal strategic, operational, financial, credit, and liquidity risks to which it is exposed and assessing the appropriateness of the steps management has taken to manage these risks; and (iv) reviewing at least annually the effectiveness of the Company’s implementation of its risk management system.

Executive Committee

The Executive Committee, currently consisting of Messrs. Davis and Forbes, is charged under its written charter to review, develop and recommend Company strategies and policies to the Board and approve certain acquisition transactions of the Company pursuant to authority delegated by the Board.  During the fiscal year ended March 31, 2011, the Executive Committee met two times.

Audit Committee

The Audit Committee currently consists of Messrs. Alexander, Forbes and Reppert.  Mr. Alexander will not stand for re-election at the Annual Meeting.  Accordingly, the Nominating and Corporate Governance Committee has nominated Mr. Corley for election to the Board. If elected, the Board will determine, with the assistance of the Nominating and Governance Committee, Mr. Corley’s committee participation. The Board has affirmatively determined that each current director of the Audit Committee, as well as the director nominee, meets the independence and financial literacy requirements of the applicable NYSE corporate governance rules and SEC rules and regulations.  The Board has also affirmatively determined that Messrs. Forbes and Reppert each qualify as an Audit Committee “financial expert” as defined in Item 407(d)(5) of Regulation S-K of the Exchange Act.

In addition to certain duties that may be prescribed by the NYSE corporate governance rules and SEC rules and regulations, the Audit Committee is charged under its written charter to, among other things, assist the Board in its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements (including the reasonableness and adequacy of disclosure of related person transactions), the qualifications, independence, selection, compensation and performance of the registered independent public accounting firm engaged to conduct the external audit of the Company, the performance of the Company’s internal audit function, and the Company’s overall risk management program.  The Audit Committee is also responsible for preparing an audit committee report as required by the SEC for inclusion in this Proxy Statement.  During the fiscal year ended March 31, 2012, the Audit Committee met six times.

Compensation Committee

The Compensation Committee currently consists of Messrs. Carruth and Limmer, each of whom has been affirmatively determined by our Board to meet the independence requirements of the NYSE corporate governance rules.

In addition to certain duties that may be prescribed by the NYSE corporate governance rules and SEC rules and regulations, the Compensation Committee is charged under its written charter with, among other things, overseeing the effectiveness of the Company’s executive compensation policies applicable to the compensation of our directors and executive officers.  The Compensation Committee also provides executive administration of the Company’s 1994 Incentive Plan and 2008 Annual Incentive Compensation Plan (the “Annual Bonus Plan”) and, if approved by the shareholders, the new Company 2012 Long Term Incentive Plan. The Compensation Committee has sole authority to retain advisors, including compensation consultants, to assist the Committee with its duties.  The Compensation Committee is not authorized by its charter to delegate to anyone the authority to establish any compensation policies or programs for elected officers, including our executive officers, or directors.  Our Chief Executive Officer has the authority to establish compensation programs for non-executive officers and makes recommendations for the Compensation Committee’s consideration each year with respect to the appropriate compensation to be paid to our executive officers, including himself.  The Compensation Committee is also responsible for reviewing the “Compensation Discussion and

Analysis” section of this Proxy Statement and issuing a compensation committee report as required by the SEC for inclusion in this Proxy Statement.  See “Executive Compensation - Compensation Discussion and Analysis” below for additional information on the Company’s procedures for the consideration and determination of director and executive officer compensation, as well as the use of compensation consultants in such process.

Compensation Committee Interlocks and Insider Participation

During the 2012 fiscal year, no member of the Compensation Committee was or formerly had been an officer or employee of the Company or any of its affiliates.  Also, during the 2012 fiscal year, no executive officer of the Company served on the compensation committee or the board of directors of any other entity which employed as an executive officer, or was otherwise affiliated with, one of the members of the Company’s Board or of its Compensation Committee.

Nominating and Governance Committee

The Nominating and Governance Committee currently consists of Messrs. Carruth, Limmer and Reppert. Each current director of the Nominating and Corporate Governance Committee has been affirmatively determined by our Board to meet the independence requirements of the NYSE corporate governance rules.  In addition to certain duties that may be prescribed by the NYSE corporate governance rules and SEC rules and regulations, the Nominating and Governance Committee is charged under its written charter with, among other things, assisting the Board in identifying individuals qualified to become Board members, evaluating and recommending for Board selection director nominees for election at each annual meeting of shareholders and generally assisting with filling Board vacancies, reviewing committee structures and member composition.  In addition, the Nominating and Governance Committee is responsible for overseeing the process by which significant shareholder relations matters are addressed, including prompt notice to the Nominating and Governance Committee of the Company’s receipt of any significant shareholder communications or shareholder proposals, establishing procedures requiring the Committee to be notified of potential violations and/or requests for waivers to the Company’s Governance Guidelines or Code of Ethics, including approval of related person transactions involving executive officers, directors or their immediate family members, and recommending to the Board any changes deemed necessary to the Company’s insider trading policies, Governance Guidelines or Code of Ethics.  During the fiscal year ended March 31, 2012, the Nominating and Governance Committee met three times.

Director Nomination Process

The Nominating and Governance Committee assists the Board by identifying, evaluating and recommending for Board affirmation potential candidates for election to the Board of Directors at each annual meeting of shareholders and, in accordance with our By-Laws, to fill vacancies on the Board that may occur between such annual meetings.

Pursuant to its charter, in reviewing prospective director nominees, the Nominating and Governance Committee considers the NYSE corporate governance rules and other factors deemed appropriate by the Committee, such as knowledge of the Company and the printing industry, business experience, any prior service as a Board member and other factors enumerated in the Company’s Corporate Governance Guidelines (which may change from time to time based on the Company’s and Board’s needs), with no one or more of these factors being deemed to be minimum criteria for qualification or more important than any other factor that the Nominating and Governance Committee may take into account in its discretion.  Although the Nominating and Governance Committee does not have a stand-alone policy with regard to consideration of diversity in identifying director nominees, it considers diversity in professional background, experience, expertise (including as to financial matters) and perspective (including as to age, gender and ethnicity) with respect to the Board composition as a whole when evaluating a director nominee. The resulting diversity of the Board allows each director an opportunity to provide specific input to Board decisions in his or her respective area of expertise and experience.  The Nominating and Governance Committee considers director nominees for the Board based on the recommendation of the Chairman of the Board and, if so requested, by the Company’s shareholders subject to and in the manner set forth below under “Shareholder Nominations for Directors.”  If necessary, the Nominating and Governance Committee may independently seek candidates and has the authority to retain and compensate consulting firms in connection with that search process.  Director candidates identified by the Chairman of the Board, the shareholders or the Nominating and Governance Committee itself will each be evaluated in the same manner and on the same basis by the Nominating and Governance Committee.

For purposes of the election of Class I directors at the Annual Meeting, the Nominating and Governance Committee reviewed the recommendation from Mr. Davis, the current Chairman of the Board and Chief Executive Officer, that Messrs. Carruth and Corley be considered for election as Class I directors.  No director candidates were submitted by shareholders for the Nominating and Governance Committee’s consideration.  Based on the Nominating and

Governance Committee’s evaluation of the qualifications of such nominees, taking into consideration the factors described above and relevant elements from the Board’s annual self-assessment, the Nominating and Governance Committee recommended to the Board that Messers. Carruth and Corley be nominated for election to the Board, which the Board subsequently affirmed.

Shareholder Nominations for Directors

Pursuant to our By-laws, shareholders of the Company may nominate director candidates for election at the annual meeting of shareholders in accordance with the procedures set forth therein. To be properly brought for consideration at the annual meeting of shareholders, in addition to complying with the procedures in our By-laws, such nominations must comply with all of the requirements described under the caption “Shareholder Proposals” below, and must be accompanied by the following information:

•                  the name of the nominee and the address and principal occupation or employment of such nominee;

•                  description of all arrangements or understandings between the shareholder and each nominee and any person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder as required under our By-laws;

•                  the written consent of each nominee to serve if so elected;

•                  any other information related to such person that is required to be disclosed in a proxy statement soliciting proxies for election of directors, or as otherwise required pursuant to Regulation 14A under the Exchange Act;

•                  the name(s) and address(es) of the shareholder(s) making the nomination, as well as the beneficial owner(s), if any, on whose behalf the nomination is made, and the number of shares of the Company’s Common Stock which are directly or indirectly owned beneficially by such shareholder(s) and beneficial owner(s); and

•                  such other information and/or representations as may be required under the By-laws.

The Nominating and Governance Committee will consider candidates for director nominees properly submitted by shareholders of the Company in the same manner and on the same basis as other recommended nominees, as discussed above under “Director Nomination Process.”

Communications with Directors

Interested parties, including shareholders, wishing to communicate with the independent directors of the Board may contact the then Lead Director in the manner set forth on our Web site.  Our Lead Director presides over any executive sessions of Board meetings for our independent directors and is authorized to act on behalf of such directors in accordance with our Corporate Governance Guidelines.  Currently, our Lead Director is Gary L. Forbes, who may be contacted at P.O. Box 92496, Austin, Texas 78709.

Company Leadership Structure

The Board has determined that it is currently in the best interest of the Company for the position of Chairman of the Board to be filled by the Company’s Chief Executive Officer and believes that the Company benefits from the cohesive and consistent leadership resulting from this structure. Since the founding of the Company, the positions of Chairman of the Board and Chief Executive Officer have been held by Mr. Davis. The Board believes that this structure facilitates communications between the Board, its committees and management, creates the most efficient and productive relationship between the Board’s strategic role and management’s control of daily operations, and uses Mr. Davis’ knowledge of the Company’s business and commercial printing industry to the Company’s benefit and advantage.

To ensure a strong and independent Board of Directors, the Company also has a Lead Director. The Chairman of the Audit Committee, Gary Forbes, is currently designated to serve as Lead Director.  The Lead Director presides at executive sessions of the Board, serves as the liaison between the Chairman of the Board and the other directors, and advises the Chairman of the Board with respect to the schedule, agenda and information relevant for Board meetings.

In connection with its annual self-evaluation, the Board considers whether the current leadership structure continues to be appropriate for the Company. The Board believes that directors should be responsive to the Company’s evolving circumstances and objectives and therefore may in the future modify the Board’s leadership structure when and as necessary.

Availability of Certain Committee Charters and Other Information

The charters for our Audit, Compensation, Nominating and Governance and Executive Committees, as well as our Corporate Governance Guidelines and Code of Ethics, can all be accessed, free of charge, on our Web site (www.cgx.com) under “Investor Relations - Governance.”  We will provide printed copies of these materials to any shareholder upon request directed to Consolidated Graphics, Inc., Attn:  Secretary, 5858 Westheimer, Suite 200, Houston, Texas 77057.  We intend to disclose on our Web site any changes to or waivers from the Code of Ethics that are also required under SEC rules and regulations to be disclosed under Item 5.05 of Form 8-K.  The information on our Web site is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the SEC.

We also make available on our Web site, free of charge, access to our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports, as well as other documents that we file with or furnish to the SEC pursuant to Sections 13(a) or 15(d) of the Exchange Act, as soon as reasonably practicable after such documents are so filed with, or so furnished to, the SEC.

Director Compensation

Effective as of March 1, 2009, the non-employee directors voluntarily reduced their cash compensation for an undetermined length of time at their discretion.  The fees payable to such directors following such reductions are currently as follows:

•                  an annual retainer of $21,250, paid quarterly;

•                  $850 for each Board meeting attended;

•                  $850 to the chairperson of the Audit Committee for each Audit Committee meeting attended, whether or not the meeting is held on the same day as a meeting of the Board;

•                  $425 to each other member of the Audit Committee for each Audit Committee meeting attended, whether or not the meeting is held on the same day as a meeting of the Board; and

•                  $425 for each other Board committee meeting attended.

From time to time we may issue stock option awards to our non-employee directors under our equity compensation plans. In August 2011, the Company granted a stock option award to Mr. Reppert under the 1994 Incentive Plan for the purchase of 12,500 shares of the Company’s Common Stock (at $35.79 per share, the fair market value of such shares on the grant date) in connection with his service on our Board of Directors.  Such options vest ratably on each anniversary of the grant date through the fifth anniversary thereof.  If Mr. Corley is elected to the Board of Directors, the Company anticipates that he will be granted a similar stock option for the purchase of 12,500 shares of the Company’s Common Stock, with an exercise price equal to the closing stock price on the date of grant, and vesting ratably over a five year period.  We do not pay any additional compensation to our employees for serving as directors, but we reimburse all directors for out-of-pocket expenses they incur in connection with attending Board and Board committee meetings or otherwise in their capacity as directors.

The table below summarizes the aggregate compensation paid to our non-employee directors during the year ended March 31, 2012.

2012 DIRECTOR COMPENSATION TABLE

Name(1)	Fees Paid in Cash	Stock Option Awards	All Other Compensation	Total

Larry J. Alexander	$28,475	—	—	$28,475
Brady F. Carruth	28,900	—	—	28,900
Gary L. Forbes	31,025	—	—	31,025
James H. Limmer	28,900	—	—	28,900
Todd A. Reppert	13,600	$231,972	—	245,572

(1)          Mr. Davis is not included in this table as he is an employee and is not entitled to receive additional compensation for his services as a director, other than reimbursement of certain out-of-pocket expenses.  The compensation Mr. Davis received in fiscal year 2012 is shown in the 2012 Summary Compensation Table.

EXECUTIVE OFFICERS

The names, ages, position and other information with respect to our named executive officers are set forth below.

Name	Age	Position

Joe R. Davis	69	Chief Executive Officer

Jon C. Biro	46	Executive Vice President, Chief Financial and Accounting Officer, and Secretary

Joe R. Davis has been the Chief Executive Officer and Chairman of the Board of Directors since the Company was founded in 1985.  Please refer to the caption “Proposal for Election of Class I Directors” above for additional information with respect to Mr. Davis’ background and experience.

Jon C. Biro has been Executive Vice President, Chief Financial and Accounting Officer, and Secretary of the Company since January 2008.  Mr. Biro is a certified public accountant.  Prior to that time, Mr. Biro was employed as the Chief Financial Officer and Treasurer of ICO, Inc., formerly a publicly traded company, and was employed by a predecessor of PricewaterhouseCoopers LLP.  Mr. Biro currently serves on the Board of Directors and Audit Committee of Crown Crafts, Inc. (NASDAQ: CRWS) and is 46 years of age.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis addresses the following topics:

•                  the structure and responsibilities of the Compensation Committee of the Board;

•                  the Compensation Committee process;

•                  overall compensation philosophy and policies;

•                  the components of our executive officer compensation program; and

•                  compensation paid to our executive officers (as defined below) for fiscal year 2012.

Structure and Responsibilities of the Compensation Committee

Compensation Committee Members and Independence

Brady F. Carruth and James H. Limmer are the current members of the Compensation Committee.  Mr. Limmer, who has served on our Board of Directors for approximately 26 years, is the current chairman of the Compensation Committee. Each member of the Compensation Committee is an “independent director” and “non-employee director” in accordance with the rules of the SEC and the listing standards of the NYSE, as applicable.

Responsibilities of Committee

There are three primary purposes of the Compensation Committee: (1) to discharge the Board’s responsibilities relating to compensation of our executive officers and directors; (2) to issue annual reports of the Compensation Committee relating to our compensation discussion and analysis for inclusion in the proxy statements for our annual meetings; and (3) to provide executive administration of the Company’s incentive compensation plans, including recommending to the Board any necessary amendments to existing plans or adoption of new incentive compensation plans.  The Compensation Committee operates under a written charter adopted by the Board. A copy of the charter is available at www.cgx.com under “Investor Relations — Corporate Governance.”  Pursuant to the charter, the Compensation Committee has the resources necessary to discharge its duties and responsibilities, including the authority to retain outside counsel or other experts or consultants as it deems necessary. The following functions are among the key responsibilities and duties of the Compensation Committee, as set forth in the charter:

•                  negotiate, and recommend for approval by the Board, definitive employment and related agreements with the Chief Executive Officer of the Company;

•                  in conjunction with the Chief Executive Officer, negotiate and recommend for approval by the Board, definitive employment agreements with other executive officers;

•                  based on input from all directors, establish both general and specific goals and objectives for the Company which are relevant to the compensation of the Chief Executive Officer;

•                  in consultation with the Chief Executive Officer, establish both general and specific goals and objectives for the Company which are relevant to the compensation of any other executive officers, if applicable;

•                  as required under the terms of any definitive employment agreement(s) with the Chief Executive Officer and any other executive officers, establish target compensation levels based on the established goals and objectives;

•                  following the end of each fiscal year, evaluate the Chief Executive Officer based upon performance in relation to established goals and objectives, and approve annual and long-term compensation for such individual, taking various factors into account, including, at the discretion of the Compensation Committee, terms and conditions of employment, expectations of future contribution to the Company, consideration of the Company’s performance and shareholder return, the value of similar incentive awards to the similar position in similar companies, applicable tax laws, and other factors deemed relevant by the Compensation Committee;

•                  following the end of each fiscal year, in consultation with the Chief Executive Officer, evaluate any other executive officers based on performance in relation to established goals and objectives, and approve annual and long-term compensation for such individuals, taking various factors into account at the discretion of the Compensation Committee, including terms and conditions of employment, expectations of future contribution to the Company, consideration of the Company’s performance and shareholder return, the value of similar incentive awards to similar positions in similar companies, applicable tax laws, and other factors deemed relevant by the Compensation Committee;

•                  determine the types of awards or grants made to each participant of the Company’s incentive compensation plans and the terms, conditions and limitations, including performance goals, applicable to each award and grant, as well as to determine if such terms, conditions and limitations, including performance goals, have been satisfied;

•                  interpret the Company’s incentive compensation plans and, as needed, grant waivers of restrictions thereunder;

•                  review and recommend for approval by the Board and pursuant to the Company’s incentive compensation plans, any amendments to such incentive compensation plans as may be deemed appropriate by the Compensation Committee;

•                  review and recommend for approval by the Board any new incentive compensation plans as may be deemed appropriate from time to time by the Compensation Committee;

•                  adopt such rules and regulations as the Compensation Committee may deem necessary or appropriate in keeping with the objectives of the Company’s incentive compensation plans and in keeping with compliance of applicable regulatory codes;

•                  review and discuss with Company management the Company’s annual compensation discussion and analysis, and if appropriate, recommend its inclusion in the Company’s annual proxy statement;

•                  issue the report of the Compensation Committee for inclusion in the Company’s annual proxy statement;

•                  review and recommend to the Board appropriate compensation for members of the Board and its committees;

•                  review and evaluate annually the adequacy of the Compensation Committee charter and report to the Board thereon; and

•                  review and evaluate annually the performance of the Compensation Committee and report to the Board thereon.

The Compensation Committee Process

Committee Meetings

The Compensation Committee meets as often as necessary to perform its duties and responsibilities and works with management to establish the agenda for each meeting. The Compensation Committee met two times during fiscal year 2012.

The Compensation Committee typically meets at least annually with our Chief Executive Officer and, where appropriate and as needed, other management, legal counsel and other outside advisors. The Compensation Committee also meets as needed in executive sessions without management, including at least annually, to evaluate the performance of our Chief Executive Officer and any other executive officers, to determine their non-equity incentive compensation and/or discretionary bonuses for the prior fiscal year.  The Compensation Committee will also meet as necessary in connection with establishing or negotiating the parameters of any new employment or other compensation agreements with our executive officers.

The Compensation Committee typically receives and reviews materials in advance of each meeting. These materials include information that our management believes will be helpful to the Compensation Committee, as well as materials that the Compensation Committee has specifically requested. Depending on the agenda for the particular meeting, this information may include:

•                  financial reports on year-to-date performance versus prior year performance;

•                  the Chief Executive Officer’s proposals for salary, non-equity incentive compensation and/or discretionary bonuses and long-term equity incentive compensation for himself and any other executive officers;

•                  materials setting forth the total compensation of the Chief Executive Officer and any other executive officers, including base salary, cash incentives, vested and unvested equity awards, value of benefits and perquisites, and amounts payable to these executives upon voluntary or involuntary termination or following a change-in-control of the Company; and

•                  reports from compensation consultants engaged by the Compensation Committee in connection with the negotiation of any executive employment agreements, as applicable.

Role of the Executive Committee

Pursuant to the charter of the Executive Committee of the Board of Directors, such committee, among other duties and responsibilities, designates the Company’s “executive officers” for purposes of disclosures required by the SEC.  In this respect, the members of the Executive Committee consider the definition of “executive officer” in Rule 3b-7 of the Exchange Act, and based on their knowledge and familiarity of the Company, its operations, and members of the Company’s management team, as well as input from the Company’s Chief Executive Officer, determine in their best business judgment which individuals have responsibilities and perform at the “executive officer” level in accordance with the meaning and intent of Rule 3b-7 of the Exchange Act.  For the fiscal year ended March 31, 2012, the Executive Committee designated Joe R. Davis, Chairman of the Board and Chief Executive Officer, and Jon C. Biro, Executive Vice President, Chief Financial and Accounting Officer, and Secretary, as the Company’s “executive officers”.

Management’s Role in the Compensation-Setting Process

The Chief Executive Officer of the Company plays a key role in the executive compensation-setting process.  The most significant aspects of his role are:

•                  recommending annual base salary, equity and non-equity incentive compensation and discretionary bonus levels for himself and the other executive officers of the Company;

•                  recommending business performance targets and objectives for approval by the Compensation Committee in connection with incentive compensation plans; and

•                  evaluating other executive officer performance.

Compensation Consultants

From time to time, as contemplated in its Charter, the Compensation Committee may engage compensation consultants in connection with the executive compensation process.  However, neither the Compensation Committee nor the Company engaged compensation consultants for the fiscal year ended March 31, 2012.

Overall Compensation Philosophy and Policies

Our compensation philosophy regarding members of the Board and the Company’s executive officers is to maintain compensation policies which align compensation with the Company’s overall business strategy, values and management initiatives.  The policies are intended to (1) reward individuals for long-term strategic management and enhancement of shareholder value; (2) support a performance-oriented environment that rewards achievement of internal Company goals and generally recognizes the Company’s overall performance; (3) attract and retain individuals whose abilities are considered essential to the long-term future and competitiveness of the Company; and (4) align the financial interests of the Company’s directors and executive officers with those of the shareholders.

In an advisory vote held in 2011, our shareholders approved our executive compensation by a vote of 84% in favor. In view of the strong support from shareholders in 2011 of the compensation paid to our executive officers in fiscal year 2012, our Compensation Committee did not make any significant changes in our compensation practices or the principal features of our executive compensation program with respect to executive compensation for fiscal year 2013.

As a way to ensure that all parties have a clear “meeting of the minds”, as well as to assure that the objectives of our compensation philosophy are best able to be achieved, it has been our practice to enter into employment agreements with our executive officers.

Employment Agreement with Joe R. Davis

We previously entered into an employment agreement with Mr. Davis with the approval of our Compensation Committee.  The employment agreement is effective until May 22, 2013, provided that it will thereafter be automatically extended for five (5) consecutive one (1) year terms unless the Company provides ninety (90) days’ notice to Mr. Davis that the employment agreement will not be extended.  Notwithstanding the foregoing, the employment period under the employment agreement is set to expire on the tenth anniversary of its effective date, or May 22, 2018, unless otherwise terminated earlier in accordance with its terms.  Key compensation provisions of the employment agreement pursuant to which Mr. Davis was compensated in fiscal year 2012 include the following:

•                  Base annual salary of not less than $750,000 (however, see information regarding the voluntary 15% reduction in annual base salary below in Components of Executive Compensation, Base Salary), subject to an annual review by our Board;

•                  Eligibility to participate in the Annual Bonus Plan, with an annual target bonus award level equal to 100% of his annual base salary for a stated performance period, determined by reference to certain performance measures set by the Compensation Committee as set forth in an annual incentive award agreement (the “2012 Award Agreement”). For fiscal year 2012, the maximum bonus that could be earned under such Award Agreement, subject to achievement of the performance measures stated therein, was 225% of Mr. Davis’ annual base salary.  Mr. Davis earned no bonus under such 2012 Award Agreement for the fiscal period ended March 31, 2012.

Under the terms of his employment agreement, Mr. Davis is subject to a confidentiality covenant that will survive his termination of employment, and he may not compete or interfere with the Company’s business during his employment and for one year thereafter unless Mr. Davis is terminated during the three year period following a change in control as discussed below.

Employment Agreement with Jon C. Biro

We previously entered into an employment agreement (and related change in control agreement) with Jon C. Biro, effective as of January 14, 2008, to serve as our Executive Vice President, Chief Financial and Accounting Officer, and Secretary through August 31, 2013, unless terminated earlier pursuant to its terms.  The terms of those agreements were negotiated between Mr. Biro and Mr. Davis and were approved by the Compensation Committee.  Key compensation provisions of the employment agreement pursuant to which Mr. Biro was compensated in fiscal year 2012 include the following:

•                  Base annual salary of not less than $250,000 (however, see information regarding the voluntary 10% reduction in annual base salary below in Components of Executive Compensation, Base Salary); and

•                  Annual discretionary bonus based principally on Mr. Davis’ judgment of Mr. Biro’s performance and contribution to the Company, but nevertheless subject to the review and approval of the Compensation Committee or the Board.

Under the terms of his employment agreement, Mr. Biro is not permitted to compete or interfere with the Company’s business during his employment and for one year thereafter (generally regardless of the circumstances resulting in Mr. Biro’s termination of employment).

Components of Executive Compensation

The primary components of our executive compensation programs are annual base salaries, annual non-equity incentive compensation and discretionary cash bonuses and long-term equity incentive compensation. Under our current compensation structure, the Compensation Committee has not specifically allocated the mix of base salary, non-equity incentive compensation, discretionary cash bonuses and long-term equity compensation as targeted percentages of total compensation. There are no indirect or deferred compensation components to our executive compensation programs, other than limited perquisites available generally to all employees of the Company.  The Compensation Committee did not use benchmarking to set any components of executive compensation.

Base Salary

The base salary paid to our named executive officers in fiscal year 2012 is set forth in the following table:

2012 Base Salary(1)

Joe R. Davis, Chief Executive Officer	$637,500

Jon C. Biro, Executive Vice President, Chief Financial and Accounting Officer, and Secretary	$225,000

(1)  Messrs. Davis’ and Biro’s listed annual base salary reflects their voluntary reduction in base salary as described below.

Each of these amounts was determined and paid in accordance with the respective employment agreements of such executive officers in effect during such period, as previously discussed.  However, Mr. Davis voluntarily reduced his monthly salary by 15%, effective March 1, 2009, due to the then-current economic environment and the state of the commercial printing industry.  Similarly, Mr. Biro voluntarily reduced his monthly salary by 10%, effective May 1, 2009.  The voluntary salary reductions of Messrs. Davis and Biro are for indeterminate periods of time, at each executive officer’s discretion.

Annual Non-Equity Incentive Compensation Awards/Discretionary Bonuses

Pursuant to the terms of his employment agreement, Mr. Davis was granted an annual incentive award in May 2011 under the Annual Bonus Plan for the fiscal year 2012 performance period, as set forth in the 2012 Award Agreement.  The maximum bonus that could be earned under such award for that performance period, subject to achievement of the various performance measures stated therein, was 225% of Mr. Davis’ annual base salary.  Mr. Davis earned no bonus under such Award Agreement.

As contemplated under Mr. Davis’ employment agreement, the Compensation Committee granted Mr. Davis a non-equity incentive compensation award for the 2013 fiscal year performance period as set forth in an annual incentive award agreement (the “2013 Award Agreement”). The award was granted under the Annual Bonus Plan approved by our shareholders, and the payment of a cash bonus is conditioned on the achievement of certain performance measures intended to comply with Code Section 162(m), which would allow such payments to be deducted by the Company as compensation expense. Under the Internal Revenue Code, the general performance criteria must be approved in advance by shareholders every five years.  The Compensation Committee utilized the same performance measures set forth in the award granted to Mr. Davis for the fiscal year 2012 performance period, which are based on reaching various target levels of earnings per share growth pursuant to which Mr. Davis could earn between 50% and 150% of his annual base salary (based on the greater of (i) $750,000 or (ii) his annual rate of salary at the end of the performance period). Then, depending on achievement of various established target levels of return on equity, his potential bonus would be subject to an upward or downward adjustment based on a modifier ranging from 0.5x to 1.5x. For purposes of determining the cash bonus award, earnings per share means diluted earnings per share (as determined under US GAAP), adjusted to exclude the effect of non-cash charges, and return on equity means net income (as determined under US GAAP), adjusted to exclude the effect of non-cash charges, divided by the four-quarter average Shareholders’ Equity for the performance period. Mr. Davis will not receive an award under the 2013 Award Agreement if the Company experiences an earnings per share decline. The established performance goals are set forth below.

Annual EPS Growth	% of Base Salary	Annual Return on Equity	Modifier

0 – 9.99%	50%	< 8.99%	0.50

10 – 19.99%	75%	9 – 10.99%	0.75

20 – 29.99%	100%	11 – 12.99%	1.00

30 – 39.99%	125%	13 – 14.99%	1.25

> 40%	150%	> 15%	1.50

By linking these performance measures in calculating the Chief Executive Officer’s potential annual bonus, the Compensation Committee believes that Mr. Davis interests will be aligned with those of our shareholders because it will cause the executive to focus on long-term capital management, and not solely on maximizing short-term results.  Mr. Davis’ targeted annual bonus award is equal to 100% of his annual base salary but, depending on the growth of the Company’s earnings per share and the Company’s return on equity as set forth above, Mr. Davis would have the ability to earn a bonus equal to 225% of his annual base salary, which the Compensation Committee believes is reasonable and competitive.

Upon recommendation by the Chief Executive Officer for recognition of Mr. Biro’s contributions during fiscal year 2012 and in consideration of the Company’s financial performance and other major accomplishments in fiscal year 2012, the Compensation Committee approved a discretionary cash bonus award to Jon C. Biro of $125,000 for fiscal year 2012.

Equity Incentive Compensation Awards

The Compensation Committee believes that equity incentive compensation is one of the most effective means of creating a link between the compensation provided to our employees, including executive officers, and gains realized by our shareholders.  Specifically, such compensation is viewed as an effective incentive vehicle because:

•                                          equity incentive compensation helps to align the interests of our executive officers with those of the Company’s shareholders, foster executive officer stock ownership, and contribute to the focus of the executive officers on increasing value for the Company’s shareholders; and

•                                          the vesting period encourages retention of the executive officers.

The Company does not have any program, plan or obligation to grant equity compensation to executive officers, other than grants set forth in the executive officers’ employment agreements, or to our directors on specified dates.  However, our Compensation Committee follows a policy of not granting equity incentives when material non-public information exists that may affect the short-term price of our common stock.  The Compensation Committee has the authority and discretion to grant equity compensation to the Company’s employees, including the executive officers, from time to time.

The equity incentive compensation awards granted to our named executive officers under our 1994 Incentive Plan during fiscal year 2012 were as follows:

2012 Restricted
	2012 Stock Option Awards		Stock Unit Awards	Grant Date
	Shares	Exercise Price	Shares	Fair Value (1)

Joe R. Davis, Chief Executive Officer	—	—	—	—

Jon C. Biro, Executive Vice President, Chief Financial and Accounting Officer, and Secretary	15,000	$50.14	—	$387,483

(1)         The grant date fair value is computed in accordance with ASC Topic 718, based on a closing market price of our Common Stock ($50.14) on the date of grant in the case of stock option awards granted to Mr. Biro.

Additional Benefits Pursuant to Employment Agreements

The employment agreements entered into with our executive officers, Messrs. Davis and Biro, entitle such individuals to participate in the health and welfare benefit programs we make generally available to our other employees during their employment with us and, in certain cases discussed below, following their separation from the Company.

Severance, Death and Disability Benefits for Current Executive Officers

Our philosophy is to provide certain severance benefits to our executive officers through the terms and conditions of their employment agreements, generally as protection for such individuals against the unexpected loss of income and benefits in the event we terminate them without “cause” or they resign for “good reason”, as such terms are defined in the respective employment agreements.  We also provide certain benefits to our executive officers under their employment agreements in the event that their termination results from death or disability.

In respect of Mr. Davis, his employment agreement will terminate on the first to occur of May 22, 2018 or on his death, disability or resignation or termination by us.  If the employment agreement terminates because of Mr. Davis’ death, disability or his resignation for good reason or termination by us without cause, and such termination does not occur during the three year period following a change in control (please see “Change in Control” below), then we will be obligated to deliver to Mr. Davis (or his estate) (i) a lump sum payment in an amount equal to four (4) times his annual base salary in effect immediately prior to the termination and (ii) an amount equal to his bonus earned under the Annual Bonus Plan for the fiscal year in which the termination occurs based on the attainment of applicable performance goals for such bonus, prorated based on the number of days he was employed during the fiscal year.  In addition, we will be required to (i) accelerate vesting of any unvested equity awards held by Mr. Davis and (ii) remove all restrictions on equity awards held by him, whether or not exercised before or after such termination date.  Mr. Davis’ current voluntary salary reduction will not affect the Company’s severance obligations under his employment agreement.

If Mr. Davis’ employment is terminated for cause or he resigns without good reason, he will be entitled to payment of his annual base salary through the termination date, as well as payment of any other amounts owed to him as of such date.  Furthermore, any unvested awards shall be cancelled or forfeited on the termination date, and all sales restrictions on equity awards held by Mr. Davis will remain in place and will only be removed in accordance with the terms of such awards.

In respect of Mr. Biro, should he be terminated without cause or resign for good reason, then he will be entitled to a lump sum payment equal to his annual base salary, and receive benefits under the Company’s welfare plans at its expense (other than costs payable by him as a participant) for a one-year period, plus should he resign for good reason, die or become disabled, then he (or his estate) will be entitled to immediate vesting of any outstanding equity compensation awards and release of any restrictions thereon, as well as delivery or payment of other awards granted to him prior to such event. Mr. Biro’s current voluntary salary reduction will not affect the Company’s severance obligations under his employment agreement.

If Mr. Biro’s employment is terminated due to his death or disability, he resigns without good reason or is terminated for cause, he will be entitled to payment of his annual base salary through the termination date, as well as payment of any other amounts owed to him as of such date.

Based on a hypothetical termination event, other than a termination in connection with a change in control, obligating us to provide the maximum severance benefits possible and a hypothetical termination date of March 31, 2012, the estimated severance benefits for our current named executive officers are set forth in the table below.  The actual amounts to be paid or incurred can only be determined at the time of such executive’s actual separation from the Company.

	Base Salary		Bonus		Healthcare and Other Insurance Benefits	Fair Market Values of Accelerated Equity Compensation(3)	Total

Joe R. Davis, Chief Executive Officer(1)	$3,000,000	(2)	$750,000	(2)	—	$1,369,272	$5,119,272

Jon C. Biro, Executive Vice President, Chief Financial and Accounting Officer, and Secretary(1)	$250,000	(2)	—		$4,166	$346,780	$600,946

(1)

The severance benefits are calculated based on the terms of the executives’ employment agreements, and with respect to Mr. Davis, assumes he was entitled to the payment of a bonus under the Annual Bonus Plan equal to his targeted bonus award of 100% of annual base salary.

(2)	Payable in a lump sum payment.

(3)

Mr. Davis is entitled to accelerated vesting of unvested equity awards upon his death, disability, resignation for good reason and termination by the Company without cause, as set forth in his employment agreement. Mr. Biro is entitled to accelerated vesting of unvested equity awards upon his resignation for good reason and termination by the Company without cause, as set forth in his employment agreement. The fair market values were determined based on the closing price of the Company’s Common Stock ($45.25) on March 30, 2012 (the last trading day of the fiscal year) and, for Mr. Davis, accelerated vesting of unvested stock options granted to Mr. Davis to purchase (i) 180,000 shares of the Company’s Common Stock at an exercise price of $56.82 per share, and (ii) 21,000 shares of the Company’s Common Stock at an exercise price of $15.96 per share, and of 16,667 restricted stock units and, for Mr. Biro, accelerated vesting of unvested stock options to purchase (i) 10,000 shares of the Company’s Common Stock at an exercise price of $40.99 per share, (ii) 10,000 shares of the Company’s Common Stock at an exercise price of $17.16 per share, (iii) 8,000 shares of the Company’s Common Stock at an exercise price of $42.34 per share and (iv) 15,000 shares of the Company’s Common Stock at an exercise price of $50.14 per share. For purposes of calculating fair market values of accelerated equity compensation, stock options with an exercise price above $45.25 were not included in the calculation.

Retirement Plans

We maintain a 401(k) plan pursuant to which our named executive officers may contribute.  We do not make any matching or discretionary contributions on behalf of our employees, including executive officers.

Change in Control

Our executive officers have been materially responsible for building our Company into the successful enterprise it is today, and will continue to be vital to its future success, and we believe that it is important to protect them in the event of a change in control.  Further, it is our belief that the interests of our executive officers should be aligned with our shareholders, and providing change in control benefits should eliminate, or at least reduce, their reluctance to pursue potential change in control transactions that may be in the best interests of shareholders.  Each of our executive officers, Mr. Davis and Mr. Biro, has entered into written employment and/or change in control agreements generally providing certain assurances of continued employment following a change in control of the Company or, alternatively, change in control termination benefits.  Mr. Davis’ employment agreement integrates his change in control agreement, while Mr. Biro has executed a change in control agreement that is separate from his employment agreement.

A “change in control” will generally be deemed to have occurred on any of the following:  (1) a merger or consolidation of our Company with any other entity that results in less than a majority of the combined voting power of our then outstanding voting securities (or of such other legal entity) immediately after such transaction being held in the aggregate by holders of our voting securities immediately prior to such transaction or such voting power is not held by substantially all of such holders in substantially the same proportions relative to each other; (2) the sale of all or substantially all of our assets to another person or entity, of which less than a majority of the combined voting power of the then outstanding voting securities of such other person or entity is held in the aggregate by the holders of voting securities of the Company immediately prior to such sale or such voting power is not held by substantially all of such holders in substantially the same proportions relative to each other; (3) the dissolution or liquidation of our Company; (4) any person or entity together with its affiliates becoming, directly or indirectly, the beneficial owner of voting securities representing 50% or more, in the case of Mr. Biro, or 20% or more, in the case of Mr. Davis, of the total voting power of the then outstanding voting securities of our Company or (5) with certain exceptions, if in a one year period individuals who at the beginning of such period constitute the directors of the Company cease for any reason to constitute at least a majority of the directors of the Company.

The current employment and change in control agreements for Messrs. Davis and Biro provide each of them with certain employment and minimum compensation rights for three years, in the case of Mr. Davis, and two years, in the case of Mr. Biro, following the occurrence of a change in control of the Company. Termination benefits will be paid following a change in control, in the case of Mr. Davis, upon his death or disability, his resignation for good reason or his termination by the Company without cause and, in the case of Mr. Biro, upon his death, his resignation under certain circumstances or his termination by the Company without cause, as set forth in their respective agreements.  The cash components of any change in control termination benefits for our executive officers would be paid in lump-sum amounts based on multiples of their respective highest paid annual base salaries (as set forth in their respective employment and/or change in control agreements) plus, in the case of Mr. Davis, a lump sum amount equal to his then targeted bonus award, prorated for any partial year based on the number of days he was employed during such year. Specifically, Mr. Davis (or his estate) would be entitled to the aggregate base salary he would have received from the termination date through May 22, 2018, but in no event less than six (6) times such annual base salary, and Mr. Biro would be entitled to two (2) times his base salary.  The Company believes that the bonus amounts payable to Mr. Davis and Mr. Biro will be deductible under Revenue Ruling 2008-13, because they are contingent upon the occurrence of a change in control. The Company also anticipates that such bonus payment formula will generally preserve the federal income tax deductibility of bonus payments under Section 162(m) of the Code.

Additional change in control termination benefits under their current agreements include continuation of health and other insurance benefits (or a lump-sum payment in lieu thereof) for up to three years, in the case of Mr. Davis, and up to two years, in the case of Mr. Biro, and immediate vesting of all previously granted but not as yet vested equity awards held by them, removal of any restrictions on all previously granted equity awards and payment or delivery of other awards granted to them prior to the termination.

Mr. Davis’ employment agreement also provides for immediate vesting of equity awards held by him and the removal of restrictions on previously granted equity awards immediately prior to the occurrence of a change in control in certain circumstances, as well as immediate vesting of all stock options granted to him upon certain trigger dates, which generally means the third business day immediately preceding (i) the expiration date of a tender or exchange offer by any person (with certain exceptions) pursuant to which such person would be the beneficial owner of 10% or more of the Company’s common stock or (ii) the record date for determining shareholders entitled to notice of and to vote at an annual or special meeting of shareholders at which at least two persons are standing or have been nominated for election as directors of the Company that were not approved by a vote of at least two-thirds of the members of the Board then in office, with certain exceptions.

Furthermore, with respect to Mr. Davis, if his employment is terminated for any reason during the three year period following a change in control, the non-competition and non-solicitation covenants in his employment agreement will terminate upon the termination date.

In addition, the executive officers would be paid a tax gross-up for any excise taxes imposed by Section 4999 of the Code.  It is the Company’s current intent not to extend tax gross-ups to future compensation agreements, including any renewals or extensions of existing employment or change in control agreements, with executive officers or other employees.

Based on a hypothetical change in control event obligating us to provide the maximum change in control termination benefits possible and a hypothetical change in control date of March 31, 2012, the change in control termination benefits for our current named executive officers are set forth below.  The actual amounts to be paid or incurred can only be determined at the time of such executive’s actual separation from the Company.

	Base Salary	Bonus	Healthcare and Other Insurance Benefits	Fair Market Values of Accelerated Equity Compensation(2)	Tax Gross-Up	Total

Joe R. Davis, Chief Executive Officer(1)	$4,608,333	$750,000	$14,017	$1,369,272	—	$6,741,622

Jon C. Biro, Executive Vice President, Chief Financial and Accounting Officer, and Secretary(1)	$500,000	—	$8,331	$346,780	—	$855,111

(1)

The change in control termination benefits are calculated based on the terms of the executives’ employment and/or change in control agreements, and with respect to Mr. Davis, assumes he was entitled to the payment of a bonus under the Annual Bonus Plan equal to his targeted bonus award of 100% of annual base salary.

(2)

Mr. Davis and Mr. Biro are entitled to accelerated vesting of their unvested equity awards as part of their change in control termination benefits under their respective employment agreements. The fair market values were determined based on the closing price of the Company’s Common Stock ($45.25) on March 30, 2012 (the last trading day of the fiscal year) and, for Mr. Davis, accelerated vesting of unvested stock options granted to Mr. Davis to purchase (i) 180,000 shares of the Company’s Common Stock at an exercise price of $56.82 per share, and (ii) 21,000 shares of the Company’s Common Stock at an exercise price of $15.96 per share, and of 16,667 restricted stock units and, for Mr. Biro, accelerated vesting of unvested stock options to purchase (i) 10,000 shares of the Company’s Common Stock at an exercise price of $40.99 per share, (ii) 10,000 shares of the Company’s Common Stock at an exercise price of $17.16 per share, (iii) 8,000 shares of the Company’s Common Stock at an exercise price of $42.34 per share and (iv) 15,000 shares of the Company’s Common Stock at an exercise price of $50.14 per share. For purposes of calculating fair market values of accelerated equity compensation, stock options with an exercise price above $45.25 were not included in the calculation.

Perquisites and Other Benefits

The Compensation Committee reviewed perquisites provided to our executive officers in 2012. There were no perquisites in 2012 requiring disclosure pursuant to applicable SEC rules.

Effect of Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code generally disallows a deduction to public companies to the extent of excess annual compensation over $1 million paid to certain executive officers, except for qualified performance-based compensation.  For fiscal year 2012, the Company determined that the executive officer compensation for Mr. Davis did not exceed the $1 million limitation under Section 162(m).

Effect of ASC Topic718

Under ASC Topic 718, the Company is required to record stock compensation expense related to unvested equity awards based on fair value at date of grant.  As a result, it is possible that the Company will incur compensation expense for equity awards that are never realized by a grantee due to changes in value subsequent to the date of grant.

Policies Regarding Trading in our Securities by our Executive Officers

The Company has in effect a written Insider Trading Policy, which is applicable to all employees and non-employee directors.  The policy forbids trading in our securities at any time in which any such individual is in possession of material non-public information.  In addition, irrespective of whether the individual is in possession of material non-public information, the policy prohibits trading by our executive officers and directors, among others, at any time that the Company has closed its trading window.  One effect of the trading window is to significantly limit the period of time in any given year in which trading in our securities may be undertaken by the Company’s executive officers and directors.

Stock Ownership Policy

The Company does not currently have a written policy concerning share ownership by our executive officers and directors.

Recoupment Policy

We currently do not have a recovery policy applicable to annual incentive bonuses or equity awards.  The Compensation Committee will continue to evaluate the need to adopt such a policy in light of pending legislation.

Conclusion

Based upon its review of our overall executive compensation program, the Compensation Committee believes our executive compensation program, as applied to our executive officers, is appropriate and is necessary to reward such individuals who are essential to our continued development and success, to compensate them for their contributions and to enhance shareholder value.  The Compensation Committee believes that the total compensation opportunities provided to our executive officers creates a commonality of interest and alignment of our long-term interests with those of our shareholders.

REPORT OF THE COMPENSATION COMMITTEE

We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

This report is furnished by the Compensation Committee of the Board of Directors.

The Compensation Committee members:               James H. Limmer, Chairman                                   Brady F. Carruth

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, that incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Report of the Compensation Committee shall not be deemed to be filed with the SEC or incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference.

2012 Summary Compensation Table

The table below sets forth the total compensation awarded to, earned by, or paid to our named executive officers for each of the three fiscal years in the period ended March 31, 2012.

Name and Principal Position	Year	Salary	Discretionary Bonus(1)	Restricted Stock Unit Awards(2)	Stock Option Awards(2)	Non-Equity Incentive Plan Compensation(1)	All Other Compensation(3)		Total

Joe R. Davis,	2012	$637,500	—	—	—	—	$49,672	(4)	$687,172
Chairman of the Board and Chief Executive Officer	2011	637,500	—	$529,000	—	$1,410,000	4,739		2,581,239
	2010	637,500	—	331,250	$281,225	—	4,507		1,254,482

Jon C. Biro,	2012	225,000	$125,000	—	387,483	—	4,166		741,649
Executive Vice President, Chief Financial and Accounting Officer, and Secretary	2011	225,000	150,000	—	213,800	—	4,284		593,084
	2010	227,083	100,000	—	—	—	4,071		331,154

(1)	Paid in June following the close of the fiscal year.

(2)

For financial statement reporting purposes, we determined the fair value of restricted stock unit awards and stock option awards using the closing market price of our Common Stock on the date of the grant. We recognize the fair value of the award as compensation expense over the requisite service period. The amounts shown in the Stock Option Awards column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The values shown in these columns are not necessarily representative of the amounts that may eventually be realized by such executive officers. Assumptions used in the calculation of these amounts are included in Note 8 to the Company’s consolidated financial statements for the year ended March 31, 2012 in the Company’s Annual Report on Form 10-K previously filed with the SEC.

(3)	Represents employer-paid portion of health and other insurance benefits, except as otherwise provided in footnote (4) below.

(4)

During fiscal 2012, Mr. Davis submitted filings under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended (the “HSR Act”), based on his acquisitions of Company common stock. At its May 2011 meeting, the Board of Directors reviewed the legal requirements under the HSR Act. Because the Board of Directors supports, encourages and appreciates the acquisition of the Company’s common stock by its Chief Executive Officer, it approved the Company’s payment of the fees associated with the HSR Act filings otherwise payable by Mr. Davis. The amount consisted of $45,000 for fees related to Mr. Davis’ HSR Act filings.

Grants of Plan-Based Awards

The following table is intended to supplement our 2012 Summary Compensation Table by providing additional information on the non-equity and equity incentive compensation awards granted to our named executive officers under our Annual Bonus Plan and 1994 Incentive Plan, respectively, for the fiscal year ended March 31, 2012.

2012 Grants of Plan-Based Awards

					All Other Stock Awards:	All Other Option Awards:		Grant Date
		Potential Payouts Under			Number	Number of	Exercise or	Fair Value of
		Non-Equity Incentive Plan Awards			of Shares of	Securities	Base Price	Stock and
	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Stock or Units	Underlying Options(1)	of Option Awards	Option Awards(2)

Joe R. Davis, Chairman of the Board and Chief Executive Officer	5/25/2011	$0	$750,000	$1,687,500	—	—	—	—

Jon C. Biro, Executive Vice President, Chief Financial and Accounting Officer, and Secretary	11/4/2011	—	—	—	—	15,000	$50.14	$387,483

(1)

Represents a discretionary stock option grant to Mr. Biro under the 1994 Incentive Plan for 15,000 shares of the Company’s Common Stock, which vests in equal installments over a five-year period from the date of grant.

(2)

The grant date fair value is computed in accordance with ASC Topic 718, based on a closing market price of our Common Stock ($50.14) on the date of grant in the case of the stock option award granted to Mr. Biro.

Discussion of Summary Compensation and Plan Based Awards Tables

Our executive compensation policies and practices, pursuant to which the compensation set forth in the 2012 Summary Compensation Table and the 2012 Grants of Plan-Based Awards was paid or awarded, are described above under “Compensation Discussion and Analysis”.

Amended and Restated Long-Term Incentive Plan

The Board and the shareholders of the Company have previously approved the adoption of our 1994 Incentive Plan.  Pursuant to the 1994 Incentive Plan, employees and non-employee directors are eligible to receive awards consisting of stock options, SARs, restricted or non-restricted stock or stock units, cash or any combination of the foregoing.  To date, equity-based incentive compensation has been awarded only in the form of stock options and restricted stock units.  Stock options granted pursuant to the 1994 Incentive Plan may either be incentive stock options within the meaning and subject to the provisions of Section 422 of the Code, or nonqualified stock options.  During fiscal year 2012, the Company awarded 127,500 stock options and 16,719 vested stock options expired and/or were forfeited due to employee departures.  As of June 29, 2012, there were 235,104 shares of Common Stock available for future awards under the 1994 Incentive Plan, of which 37,500 were available for issuance as restricted stock units.

The Compensation Committee administers the 1994 Incentive Plan and, subject to the provisions thereof, is authorized by the Board to (i) determine the type or types of awards made to each participant and the terms, restrictions, conditions and limitations applicable to each award, such as exercise price, vesting period, forfeiture provisions, expiration date and other material conditions, (ii) interpret the 1994 Incentive Plan, (iii) grant waivers of restrictions thereunder and (iv) adopt such rules and regulations as it may deem necessary or appropriate in keeping with the objectives of the 1994 Incentive Plan, provided that the provisions of Section 422 of the Code governing the issuance of incentive stock options shall not be overridden.

For the year ended March 31, 2012, there were no material modifications made to the outstanding equity awards held by the executive officers.

The following table contains information concerning our 1994 Incentive Plan as of March 31, 2012:

Plan	Number of securities to be issued upon exercise of outstanding options (#) (a)	Weighted average exercise price of outstanding options ($) (b)	Unvested Restricted Units Awards Outstanding(c)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (d)

1994 Incentive Plan (1)	1,325,800	$46.58	16,667	214,701	(2)

(1)	The 1994 Incentive Plan was approved by the Company’s shareholders.
(2)	From this amount, 37,500 shares were reserved for issuance as restricted stock unit awards under the 1994 Incentive Plan.

Annual Incentive Compensation Plan

The Board and the shareholders of the Company have approved our Annual Bonus Plan.  Under the terms of the Annual Bonus Plan, the Compensation Committee may designate executive officers to be participants in such Plan, which shall be evidenced by the execution of a written award agreement setting forth the terms and conditions of such award. Awards shall only be made in cash, and the maximum award that may be paid to any participant under the Annual Bonus Plan for any given fiscal year is an amount equal to $5 million.

A participant’s award shall be paid only if specified objective performance goals set forth in an award agreement have been achieved during the course of the relevant performance period by an individual, the Company, an affiliate, or one or more business units of the Company or an affiliate, as applicable. The amount of a participant’s award shall be determined by reference to a formula contained in the relevant award agreement, set by the Compensation Committee, which shall describe the performance goal or goals and the percentage of the potential award to be paid depending upon the level of the performance goal(s) achieved. It is intended that the Annual Bonus Plan and the performance goals conform to Section 162(m) of the Code (and therefore such awards would be tax deductible by the Company), which generally limits the deductibility, for federal income tax purposes, of certain types of compensation paid to certain executive officers of the Company to $1 million with respect to any such officer during any taxable year of the Company.

To date, the sole participant under the Annual Bonus Plan is Mr. Davis, our Chief Executive Officer. No bonus was paid to Mr. Davis under the annual bonus award granted to him for the performance period ended March 31, 2012.  For additional information with respect to the annual bonus awards granted to Mr. Davis, please refer to “Executive Compensation — Components of Executive Compensation, Annual Non-Equity Incentive Compensation Awards/ Discretionary Bonuses”.

Outstanding Equity Awards

The following table sets forth information concerning outstanding equity awards of our named executive officers granted under our 1994 Incentive Plan as of March 31, 2012.

2012 Outstanding Equity Awards at Fiscal Year End

	Stock Option Awards				Restricted Stock Unit Awards
	Number of	Number of
	Securities	Securities			Aggregate Number of	Aggregate Market Value of
	Underlying	Underlying			Shares or Units of Stock	Shares or Units of Stock That
	Unexercised	Unexercised	Option Exercise	Option Expiration	That Have Not	Have Not
Name	Options	Options(1)	Price	Date	Vested (2)	Vested(3)
	Exercisable	Unexercisable

Joe R. Davis,					16,667	$754,182
Chairman of the Board and Chief Executive Officer	50,000	—	$14.75	7/24/2012	—	—
	50,000	—	$23.00	8/4/2013	—	—
	50,000	—	$41.51	7/26/2014	—	—
	50,000	—	$50.84	2/8/2016	—	—
	300,000	—	$50.90	2/10/2016	—	—
	270,000	180,000	$56.82	5/22/2018	—	—
	14,000	21,000	$15.96	5/21/2019	—	—

Jon C. Biro,	20,000	10,000	$40.99	1/14/2018	—	—
Executive Vice President, Chief Financial and Accounting Officer, and Secretary	—	10,000	$17.16	12/15/2018	—	—
	—	8,000	$42.34	9/14/2020	—	—
	—	15,000	$50.14	11/4/2021	—	—

(1)

Mr. Davis’ unvested stock option awards vest in annual increments over a five year period, with vesting commencing on (i) May 22, 2009 with respect to the 450,000 stock option award and (ii) May 21, 2010 with respect to the 35,000 stock option award. Mr. Biro’s unvested stock option awards vest in annual increments over a five year period, with vesting commencing on (i) January 14, 2009 with respect to the 50,000 stock option award, (ii) December 15, 2009 with respect to the 25,000 stock option award, (iii) September 14, 2011 with respect to the 10,000 stock option award and (iv) November 4, 2012 with respect to the 15,000 stock option award.

(2)

An award for 25,000 restricted stock units was granted to Mr. Davis on April 1, 2009 and is subject to a three year vesting schedule; 8,334 units remained unvested as of March 31, 2012. An award for 12,500 restricted stock units was granted to Mr. Davis on April 1, 2010 and is subject to a three year vesting schedule; 8,333 remained unvested as of March 31, 2012. As of the record date, only 4,167 restricted stock units remain unvested under such awards.

(3)

The market value of Mr. Davis’ restricted stock units that have not vested is based on the closing market price of our Common Stock ($45.25) on the NYSE on March 30, 2012 (the last trading day of the fiscal year).

Option Exercises and Stock Vested

The following table sets forth information concerning the exercise of stock option and vesting of restricted stock unit awards issued under our 1994 Incentive Plan to our named executive officers during the fiscal year ended March 31, 2012.

2012 Option Exercises and Stock Vested

	Stock Options		Restricted Stock Units
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Vested	Value Realized Upon Vesting(1)

Joe R. Davis, Chairman of the Board and Chief Executive Officer	50,000	$1,685,500	22,292	$1,215,360

Jon C. Biro, Executive Vice President, Chief Financial and Accounting Officer, and Secretary	32,000	$668,539	—	—

(1)         Reflects the closing market price of our Common Stock on the day of exercise or vesting, as applicable.

Compensation Policies and Practices as They Relate to Risk Management

The Company has reviewed the elements of compensation during fiscal year 2012 for its employees, including executive officers, to determine whether any portion of such compensation encouraged excessive risk taking.  The Company believes that the risks arising from our compensation policies and practices for our executive officers and other employees are not reasonably likely to have a material adverse effect on the Company.  In addition, we believe that the mix and design of the elements of compensation do not encourage management to assume excessive risks.

TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures for Review, Approval or Ratification of Related Person Transactions

The Company has adopted a written Code of Ethics applicable to our directors and employees which sets forth the Company’s policies with respect to conflicts of interest situations, including related person transactions.  Under our Code of Ethics, any conflict of interest situation must be immediately and fully disclosed to the Company, and related person transactions involving a member of the Board, an executive officer or one of their immediate family members are strictly prohibited, unless a prior waiver approving such transaction is obtained from the independent directors of the Board or a Board committee consisting of independent directors.  Company management is responsible for implementing processes and controls to obtain information from members of our Board and executive officers with respect to any related person transactions, including information received pursuant to annual director and officer questionnaires we require to be completed.

The Nominating and Governance Committee, in accordance with its charter, assists the Board in overseeing procedures requiring Company management to promptly notify such Committee of any potential violations and/or waivers for related person transactions involving a member of the Board, an executive officer or one of their immediate family members.  The Audit Committee, in accordance with its charter, assists the Board in overseeing the Company’s compliance with legal and regulatory requirements, including an annual review of the reasonableness of any related person transactions and adequacy of disclosure of same.

Related Person Transactions

The Company has previously entered into indemnification agreements with each director, including Mr. Davis, and an executive officer, Mr. Biro, which provide, among other things, that the Company will indemnify such persons, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as an officer or director of the Company, and otherwise to the fullest extent permitted under Texas law and the Company’s By-laws.  There were no other related person transactions between the Company and any director, executive officer or immediately family member of same during the 2012 fiscal year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For the fiscal year ended March 31, 2012, KPMG LLP served as the Company’s independent registered public accounting firm.  Representatives of KPMG LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Principal Accounting Fees and Services

The following table presents fees for all professional services rendered to the Company by KPMG LLP for the years ended March 31, 2012 and 2011.

	Year Ended March 31,
	2012	2011
Audit fees (1)	$782,000	$781,000
Audit-related fees (2)	—	—
Tax fees (3)	37,500	39,000
All other fees (4)	1,650	1,650
Total	$821,150	$821,650

(1)

Audit fees: Consists of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K, for the review of the interim condensed consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q, for the audit of the effectiveness of the Company’s internal control over financial reporting and other services that are normally provided in connection with statutory and regulatory filings.

(2)

Audit related fees: Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees”, specifically, additional attest services that are not required by statute or regulation.

(3)	Tax fees: Consists of fees billed for professional services related to miscellaneous tax consulting and planning.

(4)	All other fees: Consists of fees billed for online software used for accounting research by the Company.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee is responsible for, among other things, appointing, setting compensation, and overseeing the performance of the Company’s independent registered public accounting firm.  As of the date of this Proxy Statement, the Audit Committee has not established any pre-approval policies with respect to any audit or non-audit services of the Company’s independent registered public accounting firm, KPMG LLP.  Accordingly, the practice of the Company is to obtain advance approval from the Audit Committee for each discrete service proposed to be provided by KPMG LLP.  The Audit Committee has delegated to each of its committee members authority to pre-approve any audit or non-audit services proposed to be provided by KPMG, provided, that the (i) fees for such services do not exceed $100,000 in the aggregate, (ii) any matters approved by such Audit Committee member are to be presented to the full Audit Committee at its next scheduled meeting and (iii) such services must be allowed to be provided by KPMG under applicable law and the rules of the SEC relating to auditor independence.

AUDIT COMMITTEE REPORT

The Audit Committee has been appointed by the Board of Directors to, among other things, assist the Board in fulfilling its responsibility to oversee the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications, independence, selection and compensation of the Company’s registered independent public accounting firm, and the performance of the Company’s internal audit function and the external auditors.  The Audit Committee operates under a written charter adopted by the Board and reviewed annually by the Audit Committee.  The Audit Committee furnished the following report for fiscal year 2012:

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  The Company’s independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards in the United States of America and issuing a report thereon. The independent auditor is also responsible for performing independent audits of the Company’s internal controls over financial reporting.

Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed with management and KPMG LLP, the Company’s independent registered public accountants, the Company’s audited financial statements as of and for the year ended March 31, 2012. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61 “Communications with Audit Committee”, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T.  The Audit Committee has received the written disclosures and the letter from KPMG LLP, its independent registered public accountants, required by applicable requirements of the PCAOB regarding KPMG LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with KPMG LLP its independence.  The Audit Committee has also considered the compatibility of the provision of non-audit services with the independent auditor’s independence.

Management has also represented to the Audit Committee that it has completed an assessment of the effectiveness of the Company’s internal control over financial reporting, and the Audit Committee has reviewed and discussed with management and KPMG LLP the scope and results of their respective assessments of the Company’s internal control over financial reporting.

Based on the reports and discussions described in this report, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2012 for filing with the Securities and Exchange Commission.

The Audit Committee members:	Gary L. Forbes, Chairman	Larry J. Alexander	Todd A. Reppert

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act or the Exchange Act that incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Audit Committee Report shall not be deemed to be filed with the SEC or incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference.

PROPOSAL 4—RATIFY APPOINTMENT OF KPMG LLP AS COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is required by law and applicable New York Stock Exchange rules to be directly responsible for the appointment, compensation and retention of the Company’s independent registered public accountants. The Audit Committee has re-appointed KPMG LLP, independent registered public accounting firm, for the examination of the accounts and audit of the financial statements of the Company for the year ending March 31, 2013. KMPG LLP was the Company’s independent registered public accounting firm for the year ended March 31, 2012.  While shareholder ratification is not required by the Company’s By-laws or otherwise, the Board will present a proposal to the shareholders to approve and ratify as part of good corporate governance principles, the appointment of KPMG LLP. If the shareholders fail to ratify the selection, the Audit Committee may, but is not required to, reconsider whether to retain KPMG LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. A representative of KPMG LLP will be present at the 2012 Annual Meeting and will have the opportunity to make a statement, if he desires, and to respond to appropriate questions.

THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS ITS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2013.  UNLESS OTHERWISE INDICATED, ALL PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY WILL BE VOTED “FOR” SUCH RATIFICATION.

SHAREHOLDER PROPOSALS

If you want to submit a proposal, including candidate(s) for election to the Board of Directors, for consideration by the shareholders at the 2013 annual meeting of shareholders, we must receive such proposal no later than March 19, 2013 in order for it to be included in the respective proxy statement pursuant to the Exchange Act rules;

otherwise, proposals to be presented in person at the annual meeting, but not included in the proxy statement, must be received by us no earlier than April 18, 2013 and no later than May 18, 2013 to be considered timely pursuant to our By-laws.  All proposals must be submitted in writing to our Corporate Secretary, Consolidated Graphics, Inc., 5858 Westheimer, Suite 200, Houston, Texas 77057 and must fully comply with the specific procedural requirements set forth in our By-laws, the rules of the Exchange Act and other applicable SEC rules and regulations.  If you would like a copy of the procedural requirements with respect to shareholder proposals, please contact our Corporate Secretary for a copy of our By-laws.

The persons named in the Company’s form of proxy for the 2013 annual meeting of shareholders will have discretionary authority to vote any proxies they hold at such meeting on any matter for which the Company does not receive advance notice as required under the By-laws.  If the date of the 2013 annual meeting of shareholders is advanced or delayed by more than 30 calendar days from the date of the 2012 annual meeting of shareholders, the Company shall, in a timely manner, inform shareholders of such change, by including a notice, under Item 5, in its earliest possible Quarterly Report on Form 10-Q, and provide new deadlines for submitting proposals to be included in the Company’s proxy statement and the new date for determining whether the Company has received timely notice of a matter.

In order to avoid controversy as to the date on which the Company receives any such proposal, it is suggested that shareholders submit their proposals by certified mail, return receipt requested, or other means that permit them to prove the date of delivery.

BUSINESS TO BE TRANSACTED

The Company did not receive any proposals from any shareholder for consideration at the Annual Meeting, and management does not presently intend to bring any business before the meeting other than the matters referred to in the accompanying notice.  If, however, any other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to the proxy in accordance with their best judgment on such matters.

HOUSEHOLDING MATTERS

Each year in connection with the annual meeting of shareholders, we are required to send to each shareholder of record a proxy statement, annual report and notice of internet availability of proxy materials, and to arrange for such documents to be delivered to each beneficial shareholder whose shares are held by or in the name of a broker, bank, trust or other nominee.  Because some shareholders hold shares of the Company’s Common Stock in multiple accounts, this process results in duplicate delivery of such documents to shareholders who share the same address.  Shareholders may avoid receiving duplicate deliveries and save us the cost of producing and delivering duplicate documents as follows:

Shareholders of Record.  If your shares are registered in your own name and you are interested in consenting to the delivery of a single proxy statement, annual report and notice of internet availability of proxy materials, you may contact the Corporate Secretary of the Company by mail at 5858 Westheimer, Suite 200, Houston, Texas 77057 or by telephone at (713) 787-0977.

Beneficial Shareholders.  If your shares are not registered in your own name, your broker, bank, trust or other nominee that holds your shares may have asked you to consent to the delivery of a single proxy statement, annual report and notice of internet availability of proxy materials if there are other shareholders who share an address with you.  If you currently receive more than one copy of such documents at your household and would like to receive only one copy of each in the future, you should contact your nominee.

Right to Request Separate Copies.  If you consent to the delivery of a single proxy statement, annual report and notice of internet availability of proxy materials but later decide that you would prefer to receive a separate copy of each document, as applicable, for each shareholder sharing your address, then please notify us or your nominee, as applicable, and we or they will promptly deliver such additional documents.  If you wish to receive a separate copy of such documents for each shareholder sharing your address in the future, you may contact the Corporate Secretary of the Company by mail at 5858 Westheimer, Suite 200, Houston, Texas 77057 or by telephone at (713) 787-0977.

OTHER INFORMATION

Proxy cards and materials will be distributed to beneficial owners of Common Stock through brokers, custodians, nominees and other like parties, and the Company expects to reimburse such parties for reasonable charges and expenses normal for such services. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission, and facsimile transmission without additional compensation.  All costs involving the solicitation of proxies on the Company’s behalf will be borne by the Company.  We have retained D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, NY 10005, to aid in the solicitation. For these and related advisory services, we will pay D.F. King a fee of $10,000 and reimburse it for certain out-of-pocket disbursements and expenses.

The Annual Report to Shareholders, containing the audited consolidated financial statements of the Company for the fiscal year ended March 31, 2012, accompanies this Proxy Statement, but is not a part thereof.

A COPY OF THE COMPANY’S MOST RECENT ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WITHOUT THE ACCOMPANYING EXHIBITS, AS FILED WITH THE SEC WILL BE MADE AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: CONSOLIDATED GRAPHICS, INC., ATTENTION: SECRETARY, 5858 WESTHEIMER, SUITE 200, HOUSTON, TEXAS 77057.  A LIST OF EXHIBITS IS INCLUDED IN THE FORM 10-K, AND EXHIBITS ARE AVAILABLE FROM THE COMPANY UPON THE PAYMENT TO THE COMPANY OF THE REASONABLE COSTS OF FURNISHING THE SAME. THESE DOCUMENTS MAY ALSO BE ACCESSED THROUGH THE COMPANY’S WEB SITE AT WWW.CGX.COM.

/s/ Jon C. Biro

Jon C. Biro
Secretary

EXHIBIT A

THE CONSOLIDATED GRAPHICS, INC. 2012 LONG TERM INCENTIVE PLAN

Annex A

CONSOLIDATED GRAPHICS, INC.

2012 LONG TERM INCENTIVE PLAN

(As Effective July 11, 2012)

2

3

4

5

CONSOLIDATED GRAPHICS, INC.
2012 LONG TERM INCENTIVE PLAN

SECTION 1.

GENERAL PROVISIONS RELATING TO
PLAN GOVERNANCE, COVERAGE AND BENEFITS

1.1          Background and Purpose

Consolidated Graphics, Inc. (the “Company”), has adopted this plan document, entitled “Consolidated Graphics, Inc. 2012 Long Term Incentive Plan” (the “Plan”), effective as of July 11, 2012 (the “Effective Date”).

The purpose of the Plan is to foster and promote the long-term financial success of the Company and to increase shareholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s shareholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.

The Plan provides for payment of various forms of compensation.  It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

The Plan will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 8.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Stock Option be granted under the Plan after the expiration of ten (10) years from the Effective Date to the extent required by Code Section 422(b)(2).

1.2          Definitions

The following terms shall have the meanings set forth below:

(a)           Affiliate.  Any Subsidiary and any other entity that, directly or through one or more intermediaries, is controlled by the Company, as determined by the Committee.

(b)           Authorized Officer.  The Chairman of the Board, the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

(c)           Board.  The then-current Board of Directors of the Company.

(d)           Cause.  When used in connection with the termination of a Grantee’s Employment, shall mean the termination of the Grantee’s Employment by the Company or any Subsidiary by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the commission by the Grantee of a material act of fraud upon the Company or any Subsidiary, or any customer or supplier thereof; (iii) the misappropriation of any funds or property of the Company or any Subsidiary, or any customer or supplier thereof; (iv) the willful and continued failure by the Grantee to comply with any corporate policy of the Company or perform the material duties assigned to him that is not cured to the reasonable satisfaction of the Company within 30 days after written notice of such failure is provided to Grantee by the Board or CEO (or by another officer of the Company or a Subsidiary who has been designated by the Board or CEO for such purpose); (v) the engagement by the Grantee in any direct and material conflict of interest with the Company or any Subsidiary without compliance with the Company’s or Subsidiary’s conflict of interest policy, if any, then in effect; or (vi) the engagement by the Grantee, without the written approval of the Board or CEO, in any material activity which competes with the business of the Company or any Subsidiary or which would result in a material injury to the business, reputation or goodwill of the Company or any Subsidiary.

(e)           CEO.  The then-current Chief Executive Officer of the Company.

(f)            Change in Control.  Any of the events described in and subject to Section 7.8.

(g)           Code.  The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

(h)           Committee.  The committee appointed by the Board to administer the Plan. The Committee shall be comprised of not less than two members of the Compensation Committee of the Board who are Independent Directors, or any successor committee or subcommittee of the Board designated by the Board, which committee or subcommittee shall be comprised of two or more members of the Board, each of whom is an Independent Director. The Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph.

The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise.  The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee.  The members of the Committee shall serve at the discretion of the Board.

Notwithstanding any other provision of the Plan, any Incentive Awards that are to be granted under the Plan to Outside Directors shall be approved by the Board, or made in accordance with a policy or program that is approved by the Board; provided, however, the Committee may recommend such Incentive Awards, policy or program to the Board for its approval.  With respect to the grant of Incentive Awards to Outside Directors, all rights, powers and authorities vested in the Committee under the Plan with respect thereto shall instead be exercised by the Board, and thus any reference in the Plan to the Committee shall be deemed to include a reference to the Board when acting in such capacity. When the Board exercises its authority to act in its capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in such capacity.

(i)            Common Stock.  The common stock of the Company, $0.01 par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

(j)            Company.  Consolidated Graphics, Inc., a corporation organized under the laws of the State of Texas, and any successor in interest thereto.

(k)           Consultant.  An independent agent, consultant, attorney, an individual who has agreed to become an Employee within the next six months, or any other individual who is not an Outside Director or an Employee and who, in the opinion of the Committee, is (i) in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

(l)            Covered Employee.  A named executive officer who is one of the group of covered employees, as defined in Code Section 162(m) and Treasury Regulation Section 1.162-27(c) (or its successor), during any period that the Company is a Publicly Held Corporation.

(m)          Disability.  As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Grantee that would entitle him to payment of disability income payments under the Company’s long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan, “Disability” means a permanent and total disability as defined in Code Section 22(e)(3).  A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination(s) required in the opinion of such physician.

(n)           Employee.  Any employee of the Company (or any Parent or Subsidiary) within the meaning of Code Section 3401(c) including, without limitation, officers who are members of the Board.

(o)           Employment.  Employment means that the individual is employed as an Employee, or engaged as a Consultant or Outside Director, by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Code Section 424(a), or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Code Section 424(a).  In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, or health, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or written agreement.

The term “Employment” for purposes of the Plan shall include (i) active performance of agreed services by a Consultant for the Company (or any Parent or Subsidiary) or (ii) current membership on the Board by an Outside Director.

All determinations hereunder regarding Employment, and termination of Employment, shall be made by the Committee in its discretion.

(p)           Exchange Act.  The Securities Exchange Act of 1934, as amended.

(q)           Fair Market Value.  While the Company is a Publicly Held Corporation, the Fair Market Value of one Share on the date in question shall be (i) the closing sales price on such day for a Share as quoted on The New York Stock Exchange (“NYSE”), the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or the national securities exchange on which Shares are then principally listed or admitted to trading, or (ii) if not quoted on NYSE or other national securities exchange, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau’s “Pink Sheets” or the National Association of Securities Dealers’ OTC Bulletin Board System.  If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.

If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its discretion.  In this respect, the Committee may rely on such financial data, appraisals, valuations, experts, and other sources as, in its sole and absolute discretion, it deems advisable under the circumstances.  With respect to Stock Options, SARs, and other Incentive Awards subject to Code Section 409A, such Fair Market Value shall be determined by the Committee consistent with the requirements of Section 409A in order to satisfy the exception under Code Section 409A for stock rights.

(r)            Grantee.  Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.

(s)            Immediate Family.  With respect to a Grantee, the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

(t)            Incentive Agreement.  The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 6.1.

(u)           Incentive Award.  A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option (ISO), Stock Appreciation Right (SAR), Restricted Stock Award, Restricted Stock Unit, or on Other Stock-Based Award, as well as any Supplemental Payment with respect thereto.

(v)           Incentive Stock Option or ISO.  A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Code Section 422.

(w)          Independent Director. A member of the Board who qualifies as (i) an “independent director” under Section 303A of The New York Stock Exchange Listed Company Manual, (ii) an “outside director” within the meaning of Code Section 162(m), and (c) a “non-employee director” as defined in Rule 16b-3 under the Exchange Act.

(x)           Insider.  While the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

(y)           Nonstatutory Stock Option.  A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.

(z)            Option Price.  The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

(aa)         Other Stock-Based Award.  An Incentive Award granted by the Committee to a Grantee under Section 5.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(bb)         Outside Director.  A member of the Board who is not, at the time of grant of an Incentive Award, an employee of the Company or any Affiliate.

(cc)         Parent.  Any corporation (whether now or hereafter existing) which constitutes a “parent” of the Company, as defined in Code Section 424(e).

(dd)         Performance-Based Award.  A grant of an Incentive Award under the Plan pursuant to Section 6 that is intended to satisfy the Performance-Based Exception.

(ee)         Performance-Based Exception.  The performance-based exception from the tax deductibility limitations of Code Section 162(m), as prescribed in Code Section 162(m) and Treasury Regulation Section 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

(ff)           Performance Criteria.  The business criteria that are specified by the Committee pursuant to Section 6 for an Incentive Award that is intended to qualify for the Performance-Based Exception; the satisfaction of such business criteria during the Performance Period being required for the grant and/or vesting of the Incentive Award to occur, as specified in the applicable Incentive Agreement.

(gg)         Performance Period.  A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee’s right to, and the payment value of, any Incentive Award that is intended to qualify for the Performance-Based Exception.

(hh)         Person.  Any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

(ii)           Plan.  Consolidated Graphics, Inc. 2012 Long Term Incentive Plan, as effective on the Effective Date, which is set forth herein and as it may be amended from time to time.

(jj)           Plan Year.  The calendar year; provided, however, the first Plan Year shall be a short year commencing on the Effective Date and ending on December 31, 2012.

(kk)         Publicly Held Corporation.  A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

(ll)           Restricted Stock.  One or more Shares of Common Stock that are issued or transferred to a Grantee pursuant to Section 3 and subject to certain restrictions as set forth in the Plan and in the Grantee’s Incentive Agreement.

(mm)       Restricted Stock Award.  An authorization by the Committee to issue or transfer Restricted Stock to a Grantee pursuant to Section 3.

(nn)         Restricted Stock Unit.  A right granted to a Grantee pursuant to Section 4 which entitles the Grantee to receive one Share or the cash equivalent on the vesting date, which right is subject to certain restrictions as set forth in the Plan and in the Grantee’s Incentive Agreement.

(oo)         Restriction Period.  The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.

(pp)         Retirement.  The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of 65 years, or such other age as may be designated by the Committee in the Grantee’s Incentive Agreement.

(qq)         Securities Act.  The Securities Act of 1933, as amended.

(rr)          Share.  A share of the Common Stock of the Company.

(ss)          Share Pool.  The number of shares authorized for issuance under Section 1.4, as adjusted for (i) awards and payouts under Section 1.5 and (ii) changes and adjustments as described in Section 7.6.

(tt)           Spread.  The difference between the exercise price per Share specified in a SAR grant and the Fair Market Value of a Share on the date of exercise of the SAR.

(uu)         Stock Appreciation Right or SAR.  A Stock Appreciation Right as described in Section 2.5.

(vv)         Stock Option or Option.  Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee, or (ii) a Nonstatutory Stock Option granted to an Employee, Consultant or Outside Director, whereunder such option the Grantee has the right to purchase Shares of Common Stock. In accordance with Code Section 422, only an Employee may be granted an Incentive Stock Option.

(ww)       Subsidiary.  Any company (whether a corporation, partnership, joint venture or other form of entity) in which the Company or a corporation in which the Company owns a majority of the shares of capital stock, directly or indirectly, owns a greater than 50% equity interest; except that, with respect to the issuance of Incentive Stock Options, the term “Subsidiary” shall have the same meaning as the term “subsidiary corporation” as defined in Code Section 424(f) as required by Code Section 422.

(xx)         Supplemental Payment.  Any amount, as described in Sections 2.4, 3.4 and/or 5.3, that is dedicated to payment of income taxes which are payable by the Grantee resulting from an Incentive Award.

1.3          Plan Administration

(a)           Authority of the Committee.  Except as may be limited by law and subject to the provisions herein, the Committee shall have the complete power and authority to (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive

Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan’s administration.  Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

(b)           Meetings.  The Committee shall designate a chairman from among its members who shall preside at its meetings, and shall designate a secretary, without regard to whether that individual is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings.  The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members.  The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

(c)           Decisions Binding.  All determinations and decisions of the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all Persons including the Company, its shareholders, Employees, Grantees, and their estates and beneficiaries.  The Committee’s decisions and determinations with respect to the Plan or any Incentive Award need not be uniform and may be made selectively among Incentive Awards, Grantees and Persons, whether or not such Incentive Awards are similar or such Persons are similarly situated.

(d)           Modification of Outstanding Incentive Awards.  Subject to the shareholder approval requirements under Section 8.7 or as otherwise required, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that (i) is not adverse to the Grantee to whom such Incentive Award was granted, (ii) is consented to by such Grantee, (iii) does not cause the Incentive Award to provide for the deferral of compensation in a manner that does not comply with Code Section 409A or is not exempt from Code Section 409A (unless otherwise determined by the Committee), or (iv) does not contravene the requirements of the Performance-Based Exception under Code Section 162(m), if applicable.  With respect to an Incentive Award that is an ISO, no adjustment thereto shall be made to the extent constituting a “modification” within the meaning of Code Section 424(h)(3) unless otherwise agreed to by the Grantee in writing.  Notwithstanding the above provisions of this subsection, no amendment or modification of an Incentive Award shall be made to the extent such modification results in any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant (110% for Grantees of ISOs who are 10% or greater shareholders pursuant to Section 1.7(b)).

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 under the Exchange Act, Code Section 422, Code Section 162(m), the rules of the New York Stock Exchange or any exchange or inter-dealer quotation system upon which the Common Stock is listed or quoted, or any other applicable law, rule or restriction (collectively, “applicable law”), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Incentive Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Incentive Awards.

(e)           Delegation of Authority.  The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time, including, without limitation, the authority to recommend Grantees and the forms and terms of their Incentive Awards; provided, however, the Committee may not delegate to any Person the authority (i) to grant Incentive Awards or (ii) while the Company is a Publicly Held Corporation, to take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act, the Performance-Based Exception under Code Section 162(m), or the Sarbanes-Oxley Act of 2002.

(f)            Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished by any officer or employee of the Company or an Affiliate, the Company’s independent certified public accountants, counsel or other advisors to the Company, or any consultant, attorney, accountant or other advisor retained by the Committee to assist in the administration of the Plan.  Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, decision, construction or determination made in good faith in connection with the Plan or any Incentive Award.

(g)           Expenses of Committee.  The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan.  The Committee may rely upon any opinion or computation received from any such counsel or agent.  All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

(h)           Surrender of Previous Incentive Awards.  The Committee may, in its discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee directs. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards shall not count against the limits set forth in Section 1.4 until such time as such previous Incentive Awards are surrendered and cancelled.  No surrender of Incentive Awards shall be made under this Section 1.3(h) if such surrender causes any Incentive Award to provide for the deferral of compensation in a manner that is subject to taxation under Code Section 409A, unless otherwise determined by the Committee.

(i)            Indemnification.  Each individual who is or was a member of the Committee shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Each such individual shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which each such individual may be entitled (i) under the Company’s Articles or Certificate of Incorporation or Bylaws, (ii) pursuant to any separate indemnification or hold harmless agreement with the Company or an Affiliate, (iii) as a matter of law, contract or otherwise, or (iv) any power that the Company or an Affiliate may have to indemnify them or hold them harmless.

1.4          Shares of Common Stock Available for Incentive Awards

Subject to adjustment under Section 7.6, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) three hundred fifty thousand (350,000) Shares of Common Stock.  Pursuant to Section 1.5, the number of such reserved Shares for Incentive Awards under the Plan that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder.

Subject to adjustment under Section 7.6, the aggregate number of Shares that may be issued upon exercise of ISOs shall be one hundred fifty thousand (150,000) of the Shares reserved pursuant to the previous paragraph.  The number of Shares which may be granted as Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units or Other Stock-Based Awards, shall be zero (0) of the Shares reserved pursuant to the previous paragraph.  Unless the Plan is amended with shareholder approval pursuant to Section 8.7, all of the Shares reserved under the Plan can only be used for grants of Stock Options.  The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan reserve as it deems appropriate.

During any period that the Company is a Publicly Held Corporation, then unless the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Incentive Awards that are made to Covered Employees:

(a)           Subject to adjustment under Section 7.6, the maximum aggregate number of Shares attributable to Incentive Awards paid out in Shares that may be granted (in the case of Stock Options and SARs) or that may vest (in the case of Restricted Stock,

Restricted Stock Units or Other Stock-Based Awards), as applicable, in any calendar year pursuant to any Incentive Awards for any individual Grantee shall be two hundred thousand (200,000) Shares.

(b)           The maximum aggregate cash payout (with respect to any Incentive Awards paid out in cash) in any calendar year which may be made for any Grantee shall be Five Million Dollars ($5,000,000).

(c)           With respect to any Stock Option or SAR granted to a Covered Employee that is canceled or repriced, the number of Shares subject to such Stock Option or SAR shall continue to count against the maximum number of Shares that may be the subject of Stock Options or SARs granted to such Covered Employee and, in this regard, such maximum number shall be determined in accordance with Code Section 162(m).

(d)           The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

1.5          Share Pool Adjustments for Awards and Payouts

The following Incentive Awards shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

(a)           Stock Option;

(b)           SAR in Shares;

(c)           Restricted Stock Award;

(d)           Restricted Stock Unit in Shares; and

(e)           Other Stock-Based Award in Shares.

Shares subject to an Incentive Award shall not be issued or transferred to a Grantee, and shall cease to be issuable or transferable to a Grantee, due to forfeiture, termination, expiration or cancellation, in whole or in part, of such Incentive Award for any other reason, or if any such Shares shall, after issuance or transfer, be reacquired by the Company due to the Grantee’s failure to comply with the terms and conditions of an Incentive Award or for any other reason.  The Shares not so issued or transferred, or the Shares so reacquired by the Company, as the case may be, shall no longer be charged against the Share reserve in Section 1.4, and may be used thereafter for additional Incentive Awards under the Plan. The following additional parameters shall apply:

(a)           To the extent an Incentive Award is settled or paid in cash, Shares subject to such Incentive Award shall not be considered to have been issued and shall not be applied against the maximum number of Shares provided in Section 1.4.

(b)           If an Incentive Award may be settled in Shares or cash, such Shares shall be deemed issued only when and to the extent that settlement or payment is actually made in Shares.  To the extent an Incentive Award is settled or paid in cash, and not Shares, any Shares previously reserved for issuance or transfer pursuant to such Incentive Award will again be deemed available for issuance or transfer under Section 1.4, and the maximum number of Shares that may be issued or transferred under Section 1.4, shall be reduced only by the number of Shares actually issued and transferred to the Grantee.

(c)           Notwithstanding the foregoing: (i) Shares withheld or tendered to pay withholding taxes or the exercise price of an Incentive Award shall not again be available for the grant of Incentive Awards under the Plan, and (ii) the full number of Shares subject to a granted Stock Option or SAR that are settled by the issuance of Shares shall be counted against the Shares authorized for issuance under Section 1.4, regardless of the number of Shares actually issued upon the settlement of such Stock Option or SAR.

(d)           Any Shares repurchased by the Company on the open market using the proceeds from the exercise of an Incentive Award shall not increase the number of Shares available under Section 1.4, for the future grant of Incentive Awards.

(e)           Shares withheld or deducted from an Incentive Award to satisfy tax withholding requirements relating to Stock Options or Stock Appreciation Rights shall not be added back to the Share reserve in Section 1.4, and shall not again be available for issuance pursuant to Incentive Awards granted under the Plan. Shares withheld or deducted by the Company to satisfy tax withholding requirements relating to Incentive Awards, other than Stock Options or SARs, shall be added back to the Share reserve in Section 1.4, and shall thus be available again for issuance of Incentive Awards under the Plan. Shares delivered by a Grantee to the Company to satisfy tax withholding requirements shall be treated in the same way as Shares withheld or deducted from an Incentive Award as specified above for purposes of Share reserve counting under Section 1.4.

(f)            To the extent that the full number of Shares subject to a Stock Option or a Share-settled Stock Appreciation Right is not issued upon exercise of such Stock Option or SAR for any reason, including by reason of a net settlement or net exercise, then all Shares that are covered by the exercised Stock Option or SAR shall not be added back to the Share reserve in Section 1.4 and thus such Shares shall not again be available for issuance of Incentive Awards under the Plan.

(g)           If the Option Price of a Stock Option is satisfied by delivering Shares to the Company (by either actual delivery or attestation), such Shares shall not be added to the Share reserve in Section 1.4, and thus shall not be available for issuance of Incentive Awards under the Plan.

1.6          Common Stock Available

The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) Shares to be purchased or acquired by the Company.  No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

1.7          Participation

(a)           Eligibility.  Incentive Awards may be granted only to individuals who, at the time of grant, are Employees, Consultants, and/or Outside Directors.  The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such individual, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan.  A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

(b)           Incentive Stock Option Eligibility.  Incentive Stock Options may only be granted to Employees and not to Consultants or Outside Directors.  In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary.  This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.  For the purpose of the immediately preceding sentence, the attribution rules of Code Section 424(d) shall apply for the purpose of determining an Employee’s percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Code Section 422.

1.8          Types of Incentive Awards

The types of Incentive Awards under the Plan are Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Other Stock-Based Awards, and related Supplemental Payments, or any combination of the foregoing.

SECTION 2.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1          Grant of Stock Options

The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion.  Successive grants may be made to the same Grantee regardless whether any Stock Option previously granted to such person remains unexercised.

2.2          Stock Option Terms

(a)           Written Agreement.  Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee’s Employment. Such provisions shall be determined in the discretion of the Committee and included in the Grantee’s Incentive Agreement, and they need not be uniform among all Stock Options issued pursuant to the Plan.

(b)           Number of Shares.  Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

(c)           Exercise Price.  The exercise price per Share of Common Stock under each Stock Option shall be (i) not less than 100% of the Fair Market Value per Share on the date the Stock Option is granted and (ii) specified in the Incentive Agreement; provided, however, if the Grantee of an ISO is a 10% or greater shareholder pursuant to Section 1.7(b)), the exercise price for the ISO shall not be less than 110% of the Fair Market Value on the date of grant.  Each Stock Option shall specify the method of exercise which shall be consistent with Section 2.3(a).

(d)           Term.  In the Incentive Agreement, the Committee shall fix the term of each Stock Option which shall not be more than ten (10) years from the date of grant.

(e)           Exercise.  The Committee shall determine the time or times at which a Stock Option may be exercised, in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the Performance Criteria to be achieved before the Stock Option or portion thereof will become exercisable.  Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated Performance Criteria, may specify a minimum level of achievement in respect of the specified Performance Criteria below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the Performance Criteria. All such particular terms and conditions of the Stock Option shall be set forth in the Grantee’s Incentive Agreement.

(f)            $100,000 Annual Limit on Incentive Stock Options.  Notwithstanding any contrary provision in the Plan, a Stock Option designated as an ISO shall be an ISO only to the extent that the aggregate Fair Market Value (determined as of the time the ISO is granted) of the Shares of Common Stock with respect to which ISOs are exercisable for the first time by the Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) does not exceed $100,000.  This limitation shall be applied by taking ISOs into account in the order in which they were granted and shall be construed in accordance with Code Section 422(d).  To the extent that a Stock Option intended to constitute an ISO exceeds the $100,000 limitation (or any other limitation under Code Section 422), the portion of the Stock Option that exceeds the $100,000 limitation (or violates any other limitation under Code Section 422) shall be deemed a Nonstatutory Stock Option.  In such event, all other terms and provisions of such Stock Option grant shall remain unchanged.

(g)           No Reloads. Incentive Agreements for Stock Options shall not contain any provision entitling a Grantee to the automatic grant of additional Stock Options in connection with the exercise of the original Stock Option.

2.3          Stock Option Exercises

(a)           Method of Exercise and Payment.  Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company, which must be received as of a date set by the Company in advance of the effective date of the proposed exercise.  The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent; or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price, (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above.

Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised.  Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial accounting reporting purposes.

The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” with a broker of the Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.  At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker); or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the Exchange Act while the Company is a Publicly Held Corporation.  Moreover, in no event will the Committee allow the Option Price to be paid with a form of consideration, including a loan or a “cashless exercise,” if such form of consideration would violate the Sarbanes-Oxley Act of 2002, as determined by the Committee.

As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, evidence of ownership for the number of Shares purchased under the Stock Option.

Subject to Section 7.4, during the lifetime of a Grantee, each Option granted to the Grantee shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).

(b)           Restrictions on Share Transferability.  The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any shareholders’ agreement, buy/sell agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees; (ii) any applicable federal securities laws; (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded; or (iv) any blue sky or state securities law applicable to such Shares.  Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with applicable federal and state laws and regulations.

Any Grantee or other Person exercising an Incentive Award shall be required, if requested by the Committee, to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its discretion, may release any Person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

(c)           Notification of Disqualifying Disposition of Shares from Incentive Stock Options.  Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

(d)           Proceeds of Option Exercise.  The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

2.4          Supplemental Payment on Exercise of Nonstatutory Stock Options

The Committee, either at the time of grant or exercise of any Nonstatutory Stock Option, may provide in the Incentive Agreement for a Supplemental Payment by the Company to the

Grantee with respect to the exercise of any Nonstatutory Stock Option.  The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the exercise of the Nonstatutory Stock Option and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion.  No Supplemental Payments will be made with respect to any SARs or ISOs.

2.5          Stock Appreciation Rights

(a)           Grant.  The Committee may grant Stock Appreciation Rights to any Employee, Consultant or Outside Director.  A SAR is the right to receive an amount equal to the Spread with respect to a Share upon the exercise of the SAR.  SARs may be granted in tandem with the grant of a Stock Option, in which case the Incentive Agreement will provide that the SAR shall be cancelled when and to the extent the related Stock Option is exercised and that exercise will result in the surrender of the right to purchase the Share under the Stock Option as to which the SAR was exercised.  Alternatively, SARs may be granted independently of Stock Options, in which case the grant of SARs shall be evidenced by an Incentive Agreement.  Any SARs granted under the Plan are intended to satisfy the requirements under Code Section 409A to the effect that such SARs do not provide for the deferral of compensation that is subject to taxation under Code Section 409A.

(b)           General Provisions.  The terms and conditions of each SAR shall be evidenced by an Incentive Agreement.  The exercise price per Share shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the SAR.  The term of the SAR shall be determined by the Committee but shall not be greater than ten (10) years from the date of grant.  The Committee cannot include any feature for the deferral of compensation other than deferral of the recognition of income until exercise of the SAR.

(c)           Exercise.  SARs shall be exercisable subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the SAR grant.  No SAR granted to an Insider may be exercised prior to six (6) months from the date of grant, except in the event of his death or Disability which occurs prior to the expiration of such six-month period if so permitted under the Incentive Agreement.

(d)           Settlement.  Upon exercise of the SAR, the Grantee shall receive an amount equal to the Spread.  The Spread, less applicable withholdings, shall be payable only in cash or in Shares, or a combination of both, as specified in the Incentive Agreement, within 30 calendar days of the exercise date.  In addition, the Incentive Agreement under which such SARs are awarded, or any other agreements or arrangements, shall not provide that the Company will purchase any Shares delivered to the Grantee as a result of the exercise or vesting of the SAR.

SECTION 3.

RESTRICTED STOCK AWARDS

3.1          Award of Restricted Stock

(a)           Grant.  With respect to a Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock may be awarded by the Committee with such restrictions during the Restriction Period as the Committee shall designate in its discretion.  Any such restrictions may differ with respect to a particular Grantee.  Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement and, during the Restriction Period, such Shares of Restricted Stock must remain subject to a “substantial risk of forfeiture” within the meaning given to such term under Code Section 83.  Any Restricted Stock Award may, at the time of grant, be designated by the Committee as a Performance-Based Award that is intended to qualify for the Performance-Based Exception.

(b)           Immediate Transfer Without Immediate Delivery of Restricted Stock.  Unless otherwise specified in the Grantee’s Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, thus entitling such Grantee to all voting, dividend, and other ownership rights in such Shares.

As specified in the Incentive Agreement, a Restricted Stock Award may or may not limit the Grantee’s dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer.  In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate.  Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of a Restricted Stock Award is designed to comply with the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception.  In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

Shares awarded pursuant to a grant of Restricted Stock, whether or not under a Performance-Based Award, may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the Grantee’s Incentive Agreement.  The Company or Committee (or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.

3.2          Restrictions

(a)           Forfeiture of Restricted Stock.  Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83), and a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee.  Any such restrictions shall be set forth in the Grantee’s Incentive Agreement.  The Grantee cannot sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Shares of Restricted Stock until the Restriction Period has expired.

(b)           Issuance of Certificates.  Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, which is registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares.  Each such stock certificate shall bear the following legend or any other legend approved by the Company:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Consolidated Graphics, Inc. 2012 Long Term Incentive Plan and an Incentive Agreement entered into between the registered owner of such shares and Consolidated Graphics, Inc.  A copy of the Plan and Incentive Agreement are on file in the main corporate office of Consolidated Graphics, Inc.

Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock unless and until such Shares vest pursuant to the terms of the Incentive Agreement.

(c)           Removal of Restrictions.  The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is necessary or appropriate.

3.3          Delivery of Shares of Common Stock

Subject to withholding taxes under Section 8.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions.

3.4          Supplemental Payment on Vesting of Restricted Stock Award or RSU

The Committee, either at the time of grant or vesting of Incentive Award that is a Restricted Stock Award or an RSU, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Incentive Award and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion.

SECTION 4.
RESTRICTED STOCK UNITS

4.1          Grant of RSUs

The Committee may grant Restricted Stock Units to a Grantee who is an Employee, Consultant or Outside Director, as selected in the discretion of the Committee, in such amounts as shall be determined by the Committee in its discretion.  Each grant of RSUs will be evidenced by an Incentive Agreement that sets forth the number of RSUs covered by the Incentive Award and the terms, conditions, restrictions and other provisions applicable to the RSUs as may be specified by the Committee consistent with the terms of the Plan, including, without limitation, provisions relating to compliance with, or exemption under, Code Section 409A.  The Committee may award Restricted Stock Units to a Grantee that are payable in Shares or cash, or in a combination thereof.

4.2          Restrictions and Lapse of Restrictions on RSUs.

RSUs shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions as the Committee may impose in the Incentive Agreement including, without limitation, provisions relating to compliance with, or exemption under, Code Section 409A.  These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or continued service requirements, or otherwise, as determined by the Committee and set forth in the Grantee’s Incentive Agreement.

4.3          Settlement of RSUs.

RSUs shall become payable to a Grantee at the time or times set forth in the Incentive Agreement, which may be upon or following vesting of the Incentive Award. RSUs may be paid in cash, Shares or a combination thereof, as determined by the Committee and set forth in the Grantee’s Incentive Agreement, subject to any applicable withholding taxes.

4.4          No Rights as a Shareholder.

The Grantee shall have no rights as a shareholder with respect to any Incentive Award of RSUs until such time as Shares are paid and delivered to the Grantee in settlement of the RSUs pursuant to the terms of Grantee’s Incentive Agreement.

SECTION 5.

OTHER STOCK-BASED AWARDS

5.1          Grant of Other Stock-Based Awards

Other Stock-Based Awards may be awarded by the Committee to Grantees that are payable in Shares or in cash, as determined in the discretion of the Committee to be consistent with the goals of the Company. Other types of Stock-Based Awards that are payable in Shares include, without limitation, purchase rights, Shares awarded that are not subject to any restrictions or conditions, Shares awarded subject to the satisfaction of specified Performance Criteria, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the performance of a specified Affiliate, or a division, business unit, or department of the Company or an Affiliate, and settlement in cancellation of rights of any Person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Affiliate.  As is the case with other types of Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to, or in tandem with, any other Incentive Awards.  Other Stock-Based Awards that are payable in Shares are not intended to be deferred compensation subject to taxation under Code Section 409A, unless otherwise determined by the Committee at the time of grant.

5.2          Other Stock-Based Award Terms

(a)           Written Agreement.  All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement.

(b)           Purchase Price.  Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services rendered (in the case of authorized and unissued shares), or to be rendered, by the Grantee, or (ii) as otherwise specified in the Incentive Agreement.

(c)           Performance Criteria and Other Terms.  The Committee may specify Performance Criteria for (i) vesting in Other Stock-Based Awards and (ii) payment thereof to the Grantee, as it may determine in its discretion.  The extent to which any such Performance Criteria have been met shall be determined and certified by the Committee in accordance with the requirements to qualify for the Performance-Based Exception pursuant to Section 6.

5.3          Supplemental Payment on Other Stock-Based Awards

The Committee, either at the time of grant or vesting of an Other Stock-Based Award, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Other Stock-Based Award and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion.

SECTION 6.

PERFORMANCE-BASED AWARDS AND PERFORMANCE CRITERIA

6.1          Performance Criteria

As determined by the Committee at the time of grant, a Performance-Based Award may be granted subject to performance objectives relating to one or more of the following Performance Criteria within the meaning of Code Section 162(m) in order to qualify for the Performance-Based Exception:

(a)           profits (including, but not limited to, profit growth, net operating profit or economic profit);

(b)           profit-related return ratios;

(c)           return measures (including, but not limited to, return on assets, capital, equity, investment or sales);

(d)           cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital or investments);

(e)           net sales growth (measured either in dollars or in same-store sales growth);

(f)            gross, operating or net profit margins;

(g)           productivity ratios;

(h)           share price (including, but not limited to, growth measures and total shareholder return);

(i)            turnover of assets, capital, or inventory;

(j)            expense targets;

(k)           margins;

(l)            measures of health, safety or environment;

(m)          operating efficiency;

(n)           market share;

(o)           credit quality;

(p)           working capital targets;

(q)           earnings, either in the aggregate or on a per-share basis, reflecting such dilution of shares as the Committee deems appropriate, including operating earnings, pre-tax earnings, earnings before interest and taxes, and earnings before interest, taxes, depreciation and amortization;

(r)            gross or net revenue;

(s)           financial return ratios (e.g., return or net return on one or more of the following: assets, net assets, equity, invested capital, revenue);

(t)            margins, including net, operating or pre-tax margins;

(u)           financial ratios (e.g., debt to capitalization or debt to equity);

(v)           growth in financial measures or ratios (e.g., revenue, earnings, cash flow, stockholders’ equity, margins); or

(w)          customer service or satisfaction, based on specified objective goals, or a customer survey sponsored by the Company, an Affiliate, or one or more business units of the Company or an Affiliate, as applicable.

Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a Performance Period.  In the Incentive Agreement, the Committee shall designate one or more Performance Criteria for each granted Incentive Award that is intended to qualify for the Performance-Based Exception.

The Performance Criteria specified in any Incentive Agreement need not be applicable to all Incentive Awards, and may be particular to an individual Grantee’s function, Affiliate or business unit.  The Committee may establish the Performance Criteria of the Company, any Affiliate or business unit, as determined and designated by the Committee, in its discretion, in the Grantee’s Incentive Agreement for the Performance-Based Award.

Performance-Based Awards will be granted in the discretion of the Committee and will be (a) sufficiently objective so that an independent Person having knowledge of the relevant facts could determine the amount payable to Grantee, if applicable, and whether the pre-determined goals have been achieved with respect to the Incentive Award, (b) established at a time when the performance outcome is substantially uncertain, (c) established in writing no later than ninety (90) days after the commencement of the Performance Period to which they apply (or no later than the date that 25% of the Performance Period has elapsed in the case of a Performance

Period of less than a year), and (d) based on any Performance Criteria, or any combination thereof, as set forth above in this Section 6 and referenced in the Grantee’s Incentive Agreement.

Unless otherwise stated, such a Performance Criteria need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to performance goals, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulation §1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions.

6.2          Compliance with Section 162(m)

The Performance Criteria must be objective and must satisfy third party “objectivity” standards under Code Section 162(m) and the regulations promulgated thereunder.  In interpreting provisions relating to Performance-Based Awards under the Plan or an Incentive Agreement, it is the intent of the Plan and Committee to conform with the standards of Code Section 162(m) and the regulations thereunder to qualify for the Performance-Based Exception.

6.3          Adjustments of Performance-Based Awards

The Committee may provide in any Performance-Based Award, at the time the Performance Criteria are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any specified charge or event that occurs during a Performance Period, including the following:  (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals and charges for reorganization and restructuring programs; (e) acquisitions or divestitures; (f) foreign exchange gains and losses; (g) extraordinary nonrecurring items as described in Financial Accounting Standards Board Accounting Standards Codification Topic 225.20, “Income Statement — Extraordinary and Unusual Items” (or any successor thereto); and (h) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year.

To the extent such inclusions or exclusions affect Performance-Based Awards, they shall be prescribed in a form that meets the requirements of the Performance-Based Exception.  Notwithstanding the foregoing, the Committee may, at its sole discretion, reduce the Performance Criteria (or results thereof) upon which Performance-Based Awards are provided in order to offset any unintended result(s) arising from events not anticipated when the Performance Criteria were established, or for any other purpose, provided that such adjustment is permitted by Code Section 162(m).

6.4          Discretionary Adjustments

The Performance Criteria shall not allow for any discretion by the Committee as to an increase in any Performance-Based Award made to Grantee, but discretion to lower or reduce the Performance-Based Award is permissible.  The Committee cannot exercise any discretionary authority it may otherwise have under the Plan with respect to a Performance-Based Award in any manner to (a) waive the achievement of the applicable Performance Criteria or (b) increase the amount payable pursuant thereto or the value thereof, or (c) otherwise in a manner that would cause the Performance-Based Award to cease to qualify for the Performance-Based Exception. The Committee may exercise negative discretion to determine that the portion of a Performance-Based Award actually earned, vested or payable (as applicable) shall be less than the portion that would be earned, vested or payable based solely upon application of the applicable Performance Criteria as set forth in the Grantee’s Incentive Agreement.

6.5          Certification

The Performance-Based Award, and payment for any Performance-Based Award under the Plan with respect to a relevant Performance Period, will be contingent upon the attainment of the Performance Criteria as set forth in the Grantee’s Incentive Agreement.  The Committee shall certify in writing prior to payment of any of the Performance-Based Award that such Performance Criteria have been satisfied.  Approved minutes of the Committee may be used for this purpose.

6.6          Other Considerations

All Performance-Based Awards under the Plan shall be further subject to such other conditions, restrictions, and requirements as the Committee may determine to be necessary or appropriate to effectuate the purpose of this Section 6 and to otherwise meet the requirements of the Performance-Based Exception.

SECTION 7.

PROVISIONS RELATING TO PLAN PARTICIPATION

7.1          Incentive Agreement

Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee.  The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee’s particular Incentive Award.  Such terms need not be uniform among all Grantees or any similarly situated Grantees.  The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee’s Incentive Award, as well as, for example, provisions to the effect that the Grantee (a) shall not disclose any confidential information acquired during Employment with the Company, (b) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (c) shall not interfere with the employment or other service of any employee, (d) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (e) shall forfeit an Incentive Award if terminated for Cause, (f) shall not be permitted to make an election under Code Section 83(b) when applicable, and (g) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a shareholders’ agreement, buy-sell agreement, or other agreement restricting the transferability of Shares by Grantee.  An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee.  The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.

Unless otherwise determined by the Committee and set forth in the applicable Incentive Award Agreement, Incentive Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

7.2          No Employment Rights Conferred

Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time, with or without Cause, without regard to the existence of the Plan.

7.3          Securities Requirements

The Company shall be under no obligation to effect the registration of any Shares to be issued hereunder pursuant to the Securities Act or to effect similar compliance under any state securities laws.  Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded.  The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws.  The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award.  During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND

APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO ANY APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

7.4          Transferability

Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined under Code Section 414(p)); provided, however, only with respect to Incentive Awards consisting of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee’s Immediate Family; (ii) a trust or trusts for the exclusive benefit of Immediate Family members; (iii) a partnership in which such Immediate Family members are the only partners; or (iv) any other entity owned solely by Immediate Family members; provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 7.4, (C) subsequent transfers of transferred Nonstatutory Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this paragraph, and (D) there may be no transfer of any Incentive Award in a listed transaction as described in IRS Notice 2003-47 (or its successor).  Following any permitted transfer, the Nonstatutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer; provided, however, the term “Grantee” shall be deemed to refer to the transferee.  The events of termination of employment, as set out in Section 7.7 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.

Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise.  In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or transferee thereof, including, for example, notice of the expiration of an Incentive Award following the original Grantee’s termination of employment.

The designation by a Grantee of a beneficiary of an Incentive Award shall not constitute transfer of the Incentive Award.  No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 7.4 shall be void and ineffective.  All determinations under this Section 7.4 shall be made by the Committee in its discretion.

Except as provided in this Section 7.4, Incentive Awards may be exercised during the lifetime of the Grantee only by the Grantee or by the Grantee’s legally authorized representative as determined by the Committee.

7.5          Rights as a Shareholder

(a)           No Shareholder Rights.  Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a shareholder with respect to any Shares until the issuance of a stock certificate or other record of ownership for such Shares.

(b)           Representation of Ownership.  In the case of the exercise of an Incentive Award by a Person acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such Person.  The Committee may also require such consents and releases of taxing authorities as it deems advisable.

7.6          Change in Stock and Adjustments

(a)           Changes in Law or Circumstances.  Subject to Section 7.8 (which only applies in the event of a Change in Control), in the event of any change in applicable law or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee should so determine, in its discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards, but shall not result in the grant of any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant.  The Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

(b)           Exercise of Corporate Powers.  The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company or an Affiliate, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

(c)           Recapitalization of the Company.  Subject to Section 7.8 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately increased.  The Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this Section 7.6(c).

(d)           Issue of Common Stock by the Company.  Except as hereinabove expressly provided in this Section 7.6 and subject to Section 7.8 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.

(e)           Assumption under the Plan of Outstanding Stock Options.  Notwithstanding any other provision of the Plan, the Committee, in its discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation.  Any such action shall be upon such terms and conditions as the Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised stock option or other stock-based incentive award; such as, for example, retaining an existing exercise price under an outstanding stock option.  Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4.

(f)            Assumption of Incentive Awards by a Successor.  Subject to the accelerated vesting and other provisions of Section 7.8 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options).  For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A “Corporate Event” means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof).  The Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

Notwithstanding the previous paragraph of this Section 7.6(f), but subject to the accelerated vesting and other provisions of Section 7.8 that apply in the event of a Change in Control, in the event of a Corporate Event (described in the previous paragraph), the Committee, in its discretion, shall have the right and power to effectuate one or more of the following alternatives with respect to outstanding Incentive Awards, which may vary among individual Grantees and which may vary among Incentive Awards held by any individual Grantee:

(i)            cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or

(ii)           provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or

(iii)          provide that thereafter upon the exercise of an Incentive Award that was previously granted, the Grantee shall be entitled to purchase or receive under such Incentive Award, in lieu of the number of Shares then covered by such Incentive Award, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Grantee would have been entitled pursuant to the terms of the agreement of the Corporate Event if, immediately prior to such Corporate Event, the Grantee has been the holder of record of the number of Shares then covered by such Incentive Award; provided, however, if such consideration is not solely common stock of the successor corporation, the Committee may, with the consent of the successor corporation, provide for the consideration to be received to be solely common stock of the successor corporation that is equal to the Fair Market Value of the per Share consideration received by the holders of Shares as the result of the Corporate Event; or

(iv)          provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.

The Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this Section 7.6(f).

7.7          Termination of Employment, Death, Disability and Retirement

(a)           Termination of Employment.  Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, if the Grantee’s Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of his termination of Employment date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) ninety (90) days after the date of his termination of Employment.

(b)           Termination of Employment for Cause.  Unless otherwise expressly provided in the Grantee’s Incentive Agreement, in the event of the termination of a Grantee’s Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.

(c)           Retirement.  Unless otherwise expressly provided in the Grantee’s Incentive Agreement, upon the termination of Employment due to the Grantee’s Retirement if applicable under the terms of the Incentive Agreement:

(i)            any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; and

(ii)           any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of (1) six (6) months after the date of his termination of Employment due to Retirement in the case of any Incentive Award other than an Incentive Stock Option or (2) three months after his termination date in the case of an Incentive Stock Option.

(d)           Disability or Death.  Unless otherwise expressly provided in the Grantee’s Incentive Agreement, upon termination of Employment as a result of the Grantee’s Disability or death:

(i)            any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

(ii)           any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one year anniversary date of the Grantee’s termination of Employment date.

In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of “Disability” in Section 1.2, whether the Employee has incurred a “Disability” for purposes of determining the length of the Option exercise period following termination of Employment under this Section 7.7(d) shall be determined by reference to Code Section 22(e)(3) to the extent required by Code Section 422(c)(6).  The Committee shall determine whether a Disability for purposes of this Section 7.7(d) has occurred.

(e)           Continuation.  Subject to the conditions and limitations of the Plan and applicable law and regulation, in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award; (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award; or (iii) to any other change in the terms and conditions of the Incentive Award.  In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee’s Incentive Agreement shall be required.  No amendment to a Grantee’s Incentive Award shall be made to the extent compensation payable pursuant thereto as a result of such amendment would be considered deferred compensation that is subject to taxation under Code Section 409A, unless otherwise determined by the Committee.

7.8          Change in Control

Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the individual Grantee’s Incentive Agreement (in which case the Incentive Agreement will control):

(1)           all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;

(2)           all of the restrictions and conditions of any Restricted Stock Awards, Restricted Stock Units and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and

(3)           all of the Performance-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

For all purposes of this Plan, a “Change in Control” of the Company means the occurrence of any one or more of the following events:

(a)           The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company or any Subsidiary, (ii) any acquisition by the Company or any Subsidiary or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination involving the Company (a “Merger”), if, following such Merger, the conditions described in Section 7.8(c) (below) are satisfied; or

(b)           Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c)           The consummation of a Merger involving the Company, unless immediately following such Merger, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to Merger beneficially own, directly or indirectly, more than fifty percent (50%) of the common stock of the corporation resulting from such Merger (or its parent corporation) in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to such Merger and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Merger (or its parent corporation) were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Merger; or

(d)           The sale or other disposition of all or substantially all of the assets of the Company, unless immediately following such sale or other disposition, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to the consummation of such sale or other disposition beneficially own, directly or indirectly, more than fifty percent (50%) of the common stock of the corporation acquiring such assets in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to the consummation of such sale or disposition, and (ii) at least a majority of the members of the board of directors of such corporation (or its parent corporation) were members of the Incumbent Board at the time of execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; or

(e)           the Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K, Schedule 14A or Schedule 14C (or any successor schedule, form or report or item therein) that a change in control of the Company has occurred; or

(f)            The adoption of any plan or proposal for the liquidation or dissolution of the Company.

Notwithstanding the foregoing provisions of this Section 7.8, to the extent that any payment (or acceleration of payment) hereunder is considered to be deferred compensation that is subject to, and not exempt under, Code Section 409A, then the term Change in Control hereunder shall be construed to have the meaning as set forth in Code Section 409A with respect to the payment (or acceleration of payment) of such deferred compensation, but only to the extent inconsistent with the foregoing provisions of the Change in Control definition (above) as determined by the Incumbent Board.

In the event that any acceleration of vesting pursuant to an Incentive Award and any other payment or benefit received or to be received by a Grantee under the Plan in connection with a Change in Control would subject a Grantee to any excise tax pursuant to Code Section 4999 (which excise tax would be the Grantee’s obligation) due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Code Section 280G, the Grantee may elect, in his sole discretion, to reduce the amount of any acceleration of vesting, payment or benefit called for under an Incentive Award in order to avoid such characterization.

7.9          Exchange of Incentive Awards

The Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards.  No exchange of Incentive Awards shall be made under this Section 7.9 if such surrender causes any Incentive Award to provide for the deferral of compensation in a manner that is subject to taxation under Code Section 409A unless otherwise determined by the Committee.

7.10        Repricing Prohibited

Except as contemplated by the provisions of Section 7.6, outstanding Stock Options and Stock Appreciation Rights shall not be “repriced” for any reason without the prior approval of the Company’s shareholders. For purposes of the Plan, a “repricing” means (a) lowering the Option Price of an outstanding Stock Option or SAR or (b) any other action that has the same effect or is treated as a repricing under generally accepted accounting principles, and includes, without limitation, (i) a tandem cancellation of a Stock Option or SAR at a time when its Option Price exceeds the fair market value of the underlying Common Stock and (ii) the exchange of a Stock Option or SAR for another Stock Option, SAR or other type of Incentive Award, or for any other equity security or a cash payment.

SECTION 8.

GENERAL

8.1          Effective Date and Grant Period

The Plan shall be effective upon the Effective Date, provided that it has been approved by the shareholders of the Company within twelve (12) months after the Effective Date.  Incentive Awards may be granted under the Plan at any time prior to receipt of such shareholder approval; provided, however, if the requisite shareholder approval is not obtained within such 12-month period, any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect.  Notwithstanding the foregoing, any Incentive Award that is intended to satisfy the Performance-Based Exception shall not be granted until the terms of the Plan are disclosed to, and approved by, shareholders of the Company in accordance with the requirements of the Performance-Based Exception.  No Incentive Awards may be granted under the Plan on or after the date which is ten (10) years following the Effective Date.  The Plan shall remain in effect until all Incentive Awards granted under the Plan have been satisfied or expired.

8.2          Funding and Liability of Company

No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets.  In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan.  Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience.  The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto.  The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto.  Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company.  The Company, Affiliate, Board, and Committee shall not be required to give any security or bond for the performance of any obligation that may be created by the Plan.

8.3          Withholding Taxes

(a)           Tax Withholding.  The Company or any Affiliate is authorized to withhold from any Incentive Award, from any payment due or transfer made under the Incentive Award or the Plan, or from any compensation or other amount owing to a Grantee, the amount (in cash, Shares, other securities, other Incentive Awards or other property) of any applicable withholding taxes with respect to an Incentive Award, its exercise, the lapse of restrictions thereon, payment or transfer under an Incentive Award or under the Plan, and to take any other action that is necessary, in the opinion of the Company or Affiliate, to satisfy all obligations for the payment of the taxes.  Notwithstanding the foregoing, in the event of an assignment of a Nonstatutory Stock Option pursuant to Section 7.4, the Grantee who assigns the Nonstatutory Stock Option shall remain subject to withholding taxes upon exercise of the Nonstatutory Stock Option by the transferee to the extent required by the Code or the rules and regulations promulgated thereunder. Such payments shall be required to be made prior to the delivery of any Shares. Such payment may be made in cash, by check, or through the delivery of Shares owned by the Grantee or transferee (which may be effected by the actual delivery of Shares or by the Company’s withholding of a number of Shares to be issued upon the exercise of a Nonstatutory Stock Option, if applicable), which Shares have an aggregate Fair Market Value equal to the required minimum withholding payment, or any combination thereof.

(b)           Share Withholding.  With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Award, the Grantee may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair

Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee.  All such elections shall be made in writing, signed by the Grantee, and remain subject to any restrictions or limitations that the Committee, in its discretion, deems to be appropriate.

(c)           Incentive Stock Options.  With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy the minimum withholding taxes that could be imposed with respect to such disqualifying disposition.

8.4          No Guarantee of Tax Consequences

The Company, Affiliates, Board and the Committee do not make any commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any Person participating or eligible to participate hereunder.

Neither the Company, any Affiliate, the Board, nor the Committee shall be liable to any Grantee or any other Person as to any tax consequences expected, but not realized, by any Grantee or other Person due to the grant, exercise, lapse of restriction, vesting, distribution, payment or other taxable event involving any Incentive Award. Although the Company and its Affiliates may endeavor to (a) qualify an Incentive Award for favorable tax treatment in a jurisdiction or (b) avoid adverse tax treatment for an Incentive Award, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment.

8.5          Designation of Beneficiary by Participant

Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit.  Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee (or its delegate), and received and accepted during the Grantee’s lifetime.  In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.

8.6          Deferrals

Subject to any requirements that apply to preclude taxation under Code Section 409A, the Committee in its discretion, may permit a Grantee to defer the receipt of the payment of cash or the delivery of Shares under the terms of his Incentive Agreement that would otherwise be due and payable by virtue of the lapse or waiver of restrictions with respect to Restricted Stock or another form of Incentive Award.

8.7          Amendment and Termination of Plan

The Board shall have the power and authority to terminate or amend the Plan at any time in its discretion; provided, however, the Board shall not, without the approval of the shareholders of the Company within the time period required by applicable law:

(a)           except as provided in Section 7.6, increase the maximum number of Shares that may be issued under the Plan pursuant to Section 1.4;

(b)           amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan;

(c)           extend the term of the Plan;

(d)           while the Company is a Publicly Held Corporation (i) increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception; (ii) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act (to the extent Section 16 of the Exchange Act is applicable to the Company); or (iii) delete or limit the provisions of Section 7.10 (repricing prohibition).

In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Common Stock is then listed or quoted, if applicable, or (b) Code Section 162(m) or any other provision of the Code (or regulations promulgated thereunder), require shareholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the amendment of the Plan shall not be effective unless approved by the requisite vote of the shareholders of the Company entitled to vote thereon.

Subject to the provisions of the last paragraph of this Section 8.7, no amendment, modification, suspension, discontinuance or termination of the Plan shall impair the rights of any Grantee under any Incentive Award previously granted under the Plan without such Grantee’s consent; provided, however, such consent shall not be required with respect to any Plan amendment, modification or other such action if the Committee determines, in its sole discretion, that such amendment, modification or other such action is not reasonably likely to significantly reduce or diminish the benefits provided to the Grantee under such Incentive Award.

The Committee may waive any conditions or restrictions under, amend or modify the terms and conditions of, or cancel or terminate any outstanding Incentive Award at any time and from time to time; provided, however, subject to the provisions of the last paragraph of this Section 8.7 and the provisions of the applicable Incentive Agreement, no such amendment, modification, cancellation or termination shall impair the rights of a Grantee under an Incentive Award without such Grantee’s consent; provided, however, such consent shall not be required with respect to any amendment, modification or other such action if the Committee determines, in its sole discretion, that such amendment, modification or other such action is not reasonably likely to significantly reduce or diminish the benefits provided to the Grantee under such Incentive Award.

Notwithstanding any other provision of the Plan or any Incentive Agreement to the contrary, the Committee may, in its sole discretion and without the consent of any Grantee, amend the Plan or any Incentive Agreement, to take effect retroactively or otherwise, as it deems to be necessary in order for the Company, the Plan, the Incentive Award or the Incentive Agreement to satisfy or conform to any applicable law, regulation or rule, or to meet the requirements of any applicable accounting standard.

8.8          Requirements of Law and Securities Exchanges.

The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing Shares delivered under the Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law or regulation.  The Committee may cause a legend or legends to be placed upon such certificates to make appropriate reference to such restrictions.

The Company shall not be required to sell or issue any Shares under any Incentive Award if the sale or issuance of such Shares would constitute a violation by the Grantee or any other individual exercising the Incentive Award, or the Company, of any provision of any law or regulation of any governmental authority, including without limitation, any federal or state securities law or regulation.  If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any Shares subject to an Incentive Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Grantee or any other individual pursuant to an Incentive Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Incentive Award.  The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Incentive Award or the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority.  As to any jurisdiction that expressly imposes the requirement that an Incentive Award shall not be exercisable until the Shares covered thereby are registered or are exempt from registration, the exercise of such Incentive Award (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

All Shares issuable under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state or foreign securities laws, rules and regulations and the rules of any securities exchange or similar entity. The Committee may place legends on any certificate evidencing Shares or issue instructions to the transfer agent to reference restrictions applicable to the Shares.

8.9          Treatment for Other Compensation Purposes

The amount of any compensation received or deemed to be received by a Grantee pursuant to an Incentive Award shall not be deemed part of a Grantee’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws, and shall not be included in or have any effect on the determination of benefits under any other compensation or benefit plan, program or arrangement of the Company or an Affiliate, including any retirement or severance benefits plan, unless otherwise expressly provided by the terms of such other plan, program or arrangement.

8.10        No Obligation to Exercise Awards; No Right to Notice of Expiration Date

An Incentive Award of a Stock Option or a Stock Appreciation Right imposes no obligation upon the Grantee to exercise the Incentive Award.  The Company, its Affiliates and the Committee have no obligation to inform a Grantee of the date on which a Stock Option or SAR is no longer exercisable except as such expiration is set forth in the Incentive Agreement.

8.11        Rule 16b-3 Securities Law Compliance for Insiders

While the Company is a Publicly Held Corporation, transactions under the Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act to the extent Section 16 of the Exchange Act is applicable to the Company.  Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

8.12        Compliance with Code Section 162(m) for Publicly Held Corporation

While the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception.  If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award.

8.13        Compliance with Code Section 409A

It is intended that Incentive Awards granted under the Plan shall be exempt from, or if not exempt, in compliance with, the applicable requirements to preclude taxation under Code Section 409A, unless otherwise determined by the Committee at the time of grant.  In that respect, the Company, by action of its Board, reserves the right to amend the Plan, and the Board and the Committee each reserve the right to amend any outstanding Incentive Agreement, to the extent deemed necessary or appropriate either to (a) exempt such Incentive Award from taxation under Code Section 409A or (b)  comply with the requirements of Code Section 409A to preclude taxation thereunder.

The Plan is intended to comply, and shall be administered consistently in all respects, with Code Section 409A and the regulations and additional guidance promulgated thereunder to the extent applicable. Accordingly, the Company shall have the authority to take any action, or refrain from taking any action, with respect to the Plan or any Incentive Award that is reasonably necessary to ensure compliance with Code Section 409A (provided that the Company shall choose the action that best preserves the value of payments and benefits provided to Grantee that is consistent with Code Section 409A).  The Plan shall be interpreted in a manner that is consistent with Code Section 409A. In furtherance, but not in limitation of the foregoing:

(a)           in no event may Grantee designate, directly or indirectly, the calendar year of any payment to be made hereunder; and

(b)           to the extent the Grantee is a “specified employee” within the meaning of Code Section 409A, payments, if any, that constitute a “deferral of compensation” under Code Section 409A and that would otherwise become due during the first six months following Grantee’s termination of Employment shall be delayed and all such delayed payments shall be paid in full in the seventh month after such termination date; provided, however, this delay shall not apply to any payment that is excepted from coverage under Code Section 409A, such as a payment covered by the short-term deferral exception under Code Section 409A or due to the Grantee’s death.

8.14        Notices

(a)           Notice From Insiders to Secretary of Change in Beneficial Ownership.  To the extent Section 16 of the Exchange Act is applicable to the Company, within two business days after the date of a change in beneficial ownership of Shares of Common Stock issued or delivered pursuant to the Plan, each Insider should report to the Secretary of the Company (or his delegate) any such change to the beneficial ownership of the Shares that is required to be reported by such Insider by Rule 16(a)-3 under the Exchange Act.  Whenever reasonably feasible, the Insider will provide the Company with advance notification of such change in beneficial ownership.

(b)           Notice to Insiders and Securities and Exchange Commission.  To the extent applicable, the Company shall provide notice to any Insider of any “blackout period,” as defined in Section 306(a)(4) of the Sarbanes-Oxley Act of 2002, in any case in which Insider is subject to the requirements of Section 304 of said Act in connection with the “blackout period.”

8.15        Pre-Clearance Agreement with Brokers

Notwithstanding anything in the Plan to the contrary, no Shares issued pursuant to the Plan will be delivered to a broker or dealer that receives such Shares for the account of an Insider unless and until the broker or dealer enters into a written agreement with the Company whereby such broker or dealer agrees to report immediately to the Secretary of the Company (or other designated Person) a change in the beneficial ownership of such Shares.

8.16        Successors to Company

All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

8.17        Miscellaneous Provisions

(a)           No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

(b)           The expenses of the Plan shall be borne by the Company.

(c)           By accepting any Incentive Award, each Grantee and each Person claiming by or through Grantee shall be deemed to have indicated his complete acceptance of all the terms and conditions of the Plan and the Incentive Agreement.

(d)           The proceeds received from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes of the Company.

8.18        Severability

If any provision of the Plan or any Incentive Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction as to any Person or Incentive Award, or would disqualify the Plan or Incentive Award under any law deemed applicable by the Committee, such provision shall be (a) construed or deemed amended to conform to applicable law or (b) if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Incentive Award, such provision shall be stricken as to such jurisdiction, Person or Incentive Agreement, and thereafter the remainder of the Plan and any such Incentive Agreement shall remain in full force and effect.

8.19        Rules of Construction

The section and other headings contained in the Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan. Unless the context clearly requires otherwise: (a) words of the masculine gender used herein shall include the feminine and neuter; (b) references to the plural include the singular and to the singular include the plural; (c) the terms “includes” and “including” are not limiting; (d) the term “or” has the inclusive meaning represented by the phrase “and/or”; and (e) any grammatical form or variant of a term defined in the Plan shall be construed to have a meaning corresponding to the definition of the term set forth herein. The terms “hereof,” “hereto,” “hereunder” and similar terms in the Plan refer to the Plan as a whole and not to any particular term or provision of the Plan.

8.20        Governing Law

The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Texas without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer, on this 11th day of July 2012, to be effective as of the Effective Date.

CONSOLIDATED GRAPHICS, INC.

By:	/s/ Jon C. Biro

Name:	Jon C. Biro

Title:	Executive Vice President, Chief Financial and Accounting Officer, and Secretary

2012 ANNUAL MEETING OF SHAREHOLDERS OF CONSOLIDATED GRAPHICS, INC. August 16, 2012 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card and the Annual Report for fiscal year ending March 31, 2012 are available at www.cgx.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To elect two Class I directors to serve on the Company's Board of Directors for terms of three years and until their successors are duly elected and qualified or until the earlier of their resignation or removal. O Brady F. Carruth O I.T. Corley 2. To approve in a non-binding advisory vote the compensation of the named executive officers. 3. To ratify the adoption of the Consolidated Graphics, Inc. 2012 Long Term Incentive Plan. 4. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013. 5. To transact such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof. THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” ON PROPOSAL 1, "FOR" ON PROPOSAL 2, "FOR" ON PROPOSAL 3 AND "FOR" ON PROPOSAL 4. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED “FOR ALL NOMINEES” ON PROPOSAL 1, "FOR" ON PROPOSAL 2, "FOR" ON PROPOSAL 3, "FOR" ON PROPOSAL 4 AND, ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY AND ALL POSTPONEMENTS OR ADJOURNMENTS THEREOF, INCLUDING PROCEDURES AND OTHER MATTERS RELATING TO THE CONDUCT OF THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement for such meeting, and the Annual Report of the Company for the fiscal year ended March 31, 2012. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20230303000000000100 6 081612 MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To elect two Class I directors to serve on the Company's Board of Directors for terms of three years and until their successors are duly elected and qualified or until the earlier of their resignation or removal. O Brady F. Carruth O I.T. Corley 2. To approve in a non-binding advisory vote the compensation of the named executive officers. 3. To ratify the adoption of the Consolidated Graphics, Inc. 2012 Long Term Incentive Plan. 4. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013. 5. To transact such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof. THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” ON PROPOSAL 1, "FOR" ON PROPOSAL 2, "FOR" ON PROPOSAL 3 AND "FOR" ON PROPOSAL 4. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED “FOR ALL NOMINEES” ON PROPOSAL 1, "FOR" ON PROPOSAL 2, "FOR" ON PROPOSAL 3, "FOR" ON PROPOSAL 4 AND, ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY AND ALL POSTPONEMENTS OR ADJOURNMENTS THEREOF, INCLUDING PROCEDURES AND OTHER MATTERS RELATING TO THE CONDUCT OF THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement for such meeting, and the Annual Report of the Company for the fiscal year ended March 31, 2012. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: 2012 ANNUAL MEETING OF SHAREHOLDERS OF CONSOLIDATED GRAPHICS, INC. August 16, 2012 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 20230303000000000100 6 081612 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card and the Annual Report for fiscal year ending March 31, 2012 are available at www.cgx.com MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

0 14475 CONSOLIDATED GRAPHICS, INC. Proxy Solicited on Behalf of Board of Directors 2012 Annual Meeting of Shareholders to be held Thursday, August 16, 2012 The undersigned hereby appoints Joe R. Davis and Jon C. Biro, jointly and severally, proxies with full power of substitution and resubstitution and with discretionary authority to represent and to vote, in accordance with the instructions set forth on the reverse, all shares of Common Stock which the undersigned is entitled to vote at the 2012 Annual Meeting of Shareholders of Consolidated Graphics, Inc. to be held at the Grand Hyatt San Antonio, 600 E. Mark Street, San Antonio, Texas 78205, on Thursday, August 16, 2012 at 5:00 p.m., Central Daylight Time, and any postponement(s) or adjournment(s) thereof. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the proxies will have authority to vote “FOR ALL NOMINEES” on Proposal 1 (the election of Class I directors), "FOR" on Proposal 2, "FOR" on Proposal 3, and "FOR" on Proposal 4. In their discretion, the proxies are also authorized to vote upon such other business as may properly come before the meeting or any postponement (s) or adjournment (s) thereof, including procedural and other matters relating to the conduct of the meeting. (Continued and to be signed on the reverse side)